UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2015

Date of reporting period :	October 1, 2014 — September 30, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PACAX

Putnam Dynamic Asset Allocation Conservative Fund

Annual report
9|30|15

A world of investing.®

Putnam INVESTMENTS

ASSET ALLOCATION FUNDS invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Asset Allocation
Conservative Fund

Annual report
9 | 30 | 15

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Important notice regarding Putnam’s privacy policy	16

Trustee approval of management contract	17

Financial statements	22

Federal tax information	112

About the Trustees	113

Officers	115

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

As we turn the page on the first three quarters of 2015, we look toward the final weeks of the year and early 2016.

Global stock markets corrected during the summer months, as the S&P 500 Index dropped by more than 10% below its 52-week high over several volatile trading days, and major indexes abroad fell at the same time. The major triggering event was an unexpected decision by the People’s Bank of China to devalue its currency by a modest amount. The move prompted concern that China’s economy might be weaker than thought and could pose risks to the world economy.

The U.S. economy may continue to feel some effects from weaker growth abroad. Certain companies in the S&P 500, for example, may find overseas earnings crimped by reduced demand and a strong dollar. However, there are still a number of bright spots. U.S. gross domestic product growth reached a rate of 3.9% during the second quarter, the unemployment rate has fallen since the start of the year, and consumer confidence has risen in recent months.

The United States and other regions of the world might continue on different paths in the months to come, shaping a complex array of investment opportunities and risks. You may find it reassuring to know that Putnam’s experienced portfolio managers have a global research framework to guide their investment decisions. The interview in the following pages provides an overview of your fund’s performance for the reporting period ended September 30, 2015, as well as an outlook for the coming months.

The recent upswing in volatility may prompt you to consult with your financial advisor, whose experience and knowledge can help you gain perspective on market movements and keep you on track toward your long-term goals.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, thank you for investing with Putnam.

Putnam Dynamic Asset Allocation Conservative Fund

A diversified portfolio to help investors preserve wealth

Putnam Dynamic Asset Allocation Conservative Fund is designed for investors seeking total return consistent with preservation of capital. The fund's target mix of 70% bonds and 30% stocks has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The four portfolio managers of Putnam's Global Asset Allocation group have an experienced awareness of how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

Featured
from left to right:

Robert J. Kea, CFA
(industry since 1988)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA
(industry since 1993)

James A. Fetch
(industry since 1994)

Diversification can help to reduce volatility over time

With today's market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Diversified portfolios outperformed the all-stock portfolio

Cumulative returns: 12/31/99–9/30/15

25/75 Portfolio
60/40 Portfolio
S&P 500 Index total return
150%
120%
90%
60%
30%
0%
-30%
-60%
12/99
12/01
12/03
12/05
12/07
12/09
12/11
12/13
9/15

Note: 25/75 → 25% the S&P 500 Index, 75% the Barclays U.S. Aggregate Bond Index; 60/40 → 60% the S&P 500 Index, 40% the Barclays U.S. Aggregate Bond Index. Past performance is not indicative of future results. Other asset allocations may have had different returns during those time periods.

2 Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Conservative Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Conservative Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 65% the Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

4	Dynamic Asset Allocation Conservative Fund

Interview with your fund’s portfolio manager

How would you describe the global investment environment during the 12-month reporting period ended September 30, 2015?

Overall, it was a volatile investment climate, highlighted by extreme bouts of downward movement in the equity markets during the final three months of the period amid global concerns about decelerating economic activity in China. In its entirety, the 12-month period could also be seen as one with two disparate halves.

During the first six months of the period, moments of volatility occurred across the global capital markets, with solid upticks in some markets interrupted by downturns, which were then often followed by rebounds to new highs. By comparison, the final six months of the period were marked by negative performance in the global equity markets. For the full 12-month period, global equities, as measured by the U.S. dollar-denominated MSCI All-Country World Index, returned –6.16%.

In the United States, concrete evidence of accelerating economic growth initially drove solid returns in the equity market, with key domestic indexes achieving all-time highs during the fourth quarter of 2014. Those highs were challenged in early 2015 by worries about the months-long drop in oil prices, the negative effects of a strengthening U.S. dollar on the earnings of some large multinational companies, and the ever-present fears of short-term interest-rate hikes as the Federal

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/15. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

Dynamic Asset Allocation Conservative Fund	5

Reserve continued to prepare the markets for an eventual rate increase. In spite of the sometimes volatile investment environment, U.S. equity markets achieved solid returns during the first six months of the period, benefiting from improving economic conditions, still-low interest rates, and a benign inflation scenario. Many international markets did not fare as well over the 12-month period overall, although, among developed economies, European and Asian stocks appeared to gain momentum. Economic growth in many emerging markets continued to decelerate, and stock performance declined in U.S. dollar terms.

Equity performance in the second half of the period was mostly negative across all world markets due to volatility. The extreme volatility in equity markets was driven primarily by concerns about the economic slowdown in China, the world’s second-largest economy. Chinese equities had begun to experience sharp downside volatility as early as June. In August, however, as the Chinese government took more aggressive steps to address the slowing economy — including an unexpected devaluation of the yuan — Chinese stocks sold off at an alarming rate. The collapse of Chinese stock prices spread quickly across the world stage, with stock prices plummeting in most major equity markets as investors worried about how weakening demand from China could affect the performance of other world economies. Emerging-market and growth stocks were hardest hit.

In the fixed-income arena, geopolitical crises in the Middle East, Ukraine, and elsewhere, combined with falling energy prices, weaker economic growth abroad, and relatively high yields in the United States versus other global regions, fueled demand for longer-term U.S. bonds, helping to support bond prices. Higher-quality debt securities outperformed higher-yielding, non-investment-grade debt during the period. While rate-sensitive assets as measured by the Barclays U.S. Aggregate Bond

Allocations are shown as a percentage of the fund’s net assets as of 9/30/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Dynamic Asset Allocation Conservative Fund

Index produced a gain of nearly 3% for the 12-month period, that gain did little to offset the negative effects of the volatility in equities.

How did the portfolio perform in this environment, and what factors influenced that performance?

Putnam Dynamic Asset Allocation Conservative Fund class A shares produced a total return of 1.58% at net asset value for the 12-month period ended September 30, 2015. This result lagged the performance of the fund’s primary benchmark, the Barclays U.S. Aggregate Bond Index, which returned 2.94% for the period, but it outpaced the fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, which returned 1.29%.

The fund underperformed its primary benchmark largely because of its exposure, albeit small, to the equity markets, which faced headwinds during the period. In terms of active portfolio management decisions within that environment, a few asset allocation decisions worked against the fund, offset in part by some favorable security selection decisions.

Within the fund’s fixed-income allocation, our decision to favor credit-sensitive instruments over interest-rate-sensitive instruments had an overall negative effect on performance, as widening yield spreads in the second half of the period weighed on the performance of high-yield bonds. This drag on performance was offset in part by opportune security selection within the high-yield allocation. The fund’s underweight position in interest-rate-sensitive securities detracted, as risk-weary investors

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/15. Short-term holdings, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Dynamic Asset Allocation Conservative Fund	7

sought out safer havens in the second half of the period, pushing up U.S. Treasury prices.

On the equity side, our decision to overweight small-cap stocks during the period detracted from returns, as the equity selloff was felt more severely among stocks at the lower end of the market-capitalization range. Our security selection decisions were mixed. Some of the strategies that had worked well for the fund earlier in the year turned against us in the second half of the period. In particular, some of the fund’s holdings in the U.S. large-cap and small-cap spaces ended up giving back some of their solid performance from the first half. Despite this recent slide in the performance of our large-cap holdings, large-cap security selection continued to be the most significant contributor to the fund’s outperformance relative to its benchmark over the 12-month reporting period.

In addition, the fund enjoyed positive security selection in some of its international growth- and value-style strategies, as well as in a separate strategic investment strategy that focuses in part on low-beta, lower-risk security selection.

How did you use derivatives during the period?

We used a variety of derivatives in an effort to reduce volatility and, in some cases, to enhance returns. During the period, we used futures contracts to equitize cash and manage exposure to market risk. Futures contracts also helped us hedge prepayment risk and interest-rate risk, as well as to gain exposure to interest rates. Forward currency contracts were used to mitigate foreign exchange risk and to increase the fund’s exposure to currencies. In addition, interest rate swaps were used to hedge prepayment and interest rate risks, and to gain exposure to interest rates. Lastly, credit default swaps offered downside protection from credit risk and market risk, as well as increased the fund’s exposure to individual

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Dynamic Asset Allocation Conservative Fund

names and baskets of securities. The use of derivatives allowed the fund to be more dynamic in its strategy implementation.

What is your outlook for the investment environment as we head toward 2016?

We are more optimistic than most about the current state of U.S. economic growth. In addition, we do not think that the Chinese economy is in the process of imploding; rather, we think it possible for China to see annualized economic growth in the 5% to 7% range. Also, we believe that accommodative monetary policies in the eurozone and Japan could continue to be supportive of investments in those regions. On the whole, the third quarter’s pullback in equity prices was a useful correction that could present attractive buying opportunities in the future, in our view. While we believe that potential headwinds and volatility remain, our outlook continues to call for a slight tactical tilt toward equities and other risk assets.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. He joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch, Robert J. Schoen, and Jason R. Vaillancourt, CFA.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors. Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Asset Allocation Conservative Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(2/7/94)		(2/18/94)		(9/1/94)		(2/7/95)		(1/21/03)	(7/2/12)	(7/2/12)	(7/14/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	5.88%	5.59%	5.58%	5.58%	5.08%	5.08%	5.34%	5.16%	5.71%	6.16%	6.17%	6.15%

10 years	61.22	51.95	52.34	52.34	50.06	50.06	53.51	48.13	59.41	66.45	66.87	66.26
Annual average	4.89	4.27	4.30	4.30	4.14	4.14	4.38	4.01	4.77	5.23	5.25	5.22

5 years	35.78	27.97	30.87	28.87	31.00	31.00	32.40	27.77	34.26	37.79	38.13	37.63
Annual average	6.31	5.06	5.53	5.20	5.55	5.55	5.77	5.02	6.07	6.62	6.67	6.60

3 years	18.37	11.56	15.86	12.86	15.89	15.89	16.59	12.51	17.49	19.54	19.82	19.40
Annual average	5.78	3.71	5.03	4.11	5.04	5.04	5.25	4.01	5.52	6.13	6.21	6.09

1 year	1.58	–4.26	0.94	–3.76	0.97	0.03	1.10	–2.44	1.38	1.98	2.04	1.92

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 Dynamic Asset Allocation Conservative Fund

Comparative index returns For periods ended 9/30/15

			Lipper Mixed-Asset
	Barclays	Putnam	Target Allocation
	U.S. Aggregate	Conservative	Conservative Funds
	Bond Index	Blended Benchmark	category average*

Annual average (life of fund)	5.61%	—†	5.26%

10 years	57.34	71.82%	48.33
Annual average	4.64	5.56	3.96

5 years	16.47	33.70	25.07
Annual average	3.10	5.98	4.54

3 years	5.21	14.93	9.64
Annual average	1.71	4.75	3.09

1 year	2.94	1.29	–1.89

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/15, there were 365, 328, 271, 166, and 13 funds, respectively, in this Lipper category.

† The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $15,234 and $15,006, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $14,813. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $15,941, $16,645, $16,687, and $16,626, respectively.

Dynamic Asset Allocation Conservative Fund	11

Fund price and distribution information For the 12-month period ended 9/30/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	12		12	12	12		12	12	12	12

Income	$0.192		$0.111	$0.114	$0.139		$0.164	$0.225	$0.232	$0.219

Capital gains	—		—	—	—		—	—	—	—

Long-term gains	0.462		0.462	0.462	0.462		0.462	0.462	0.462	0.462

Short-term gains	0.212		0.212	0.212	0.212		0.212	0.212	0.212	0.212

Total	$0.866		$0.785	$0.788	$0.813		$0.838	$0.899	$0.906	$0.893

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

9/30/14	$11.14	$11.82	$11.06	$11.02	$11.03	$11.43	$11.40	$11.16	$11.17	$11.17

9/30/15	10.46	11.10	10.39	10.35	10.35	10.73	10.73	10.49	10.50	10.50

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 9/30/14	1.04%	1.79%	1.79%	1.54%	1.29%	0.75%	0.68%	0.79%

Annualized expense ratio for the
six-month period ended 9/30/15*	1.03%	1.78%	1.78%	1.53%	1.28%	0.73%	0.66%	0.78%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.01%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

12 Dynamic Asset Allocation Conservative Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from April 1, 2015, to September 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.07	$8.75	$8.75	$7.52	$6.30	$3.60	$3.25	$3.84

Ending value (after expenses)	$963.70	$959.90	$960.80	$961.00	$962.40	$965.30	$965.60	$965.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2015, use the following calculation method. To find the value of your investment on April 1, 2015, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.22	$9.00	$9.00	$7.74	$6.48	$3.70	$3.35	$3.95

Ending value (after expenses)	$1,019.90	$1,016.14	$1,016.14	$1,017.40	$1,018.65	$1,021.41	$1,021.76	$1,021.16

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Conservative Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge , or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS) , also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their

14 Dynamic Asset Allocation Conservative Fund

differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Putnam Conservative Blended Benchmark is a benchmark administered by Putnam Management, comprising 65% the Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2015, Putnam employees had approximately $476,000,000 and the Trustees had approximately $133,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Dynamic Asset Allocation Conservative Fund 15

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16 Dynamic Asset Allocation Conservative Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2015. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the

Dynamic Asset Allocation Conservative Fund 17

fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain

18 Dynamic Asset Allocation Conservative Fund

competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Dynamic Asset Allocation Conservative Fund 19

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Mixed-Asset Target Allocation Conservative Funds) for the one-year, three-year and five-year periods ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	1st

Five-year period	1st

The Trustees noted that your fund’s performance was in the top decile of its Lipper peer group for each of the one-year and three-year periods ended December 31, 2014. Over the one-year, three-year and five-year periods ended December 31, 2014, there were 356, 310 and 268 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance

20    Dynamic Asset Allocation Conservative Fund

accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Dynamic Asset Allocation Conservative Fund 21

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22 Dynamic Asset Allocation Conservative Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Asset Allocation Funds and Shareholders of
Putnam Dynamic Asset Allocation Conservative Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Dynamic Asset Allocation Conservative Fund (the “fund”) at September 30, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2015 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 11, 2015

Dynamic Asset Allocation Conservative Fund 23

The fund’s portfolio 9/30/15

COMMON STOCKS (37.5%)*	Shares	Value

Basic materials (1.4%)
Aceto Corp.	1,268	$34,807

Amcor, Ltd. (Australia)	30,456	282,937

American Vanguard Corp.	5,174	59,811

Andersons, Inc. (The)	1,137	38,726

ArcelorMittal SA (France)	19,572	102,264

BASF SE (Germany)	10,860	828,666

Cabot Corp.	876	27,647

Cambrex Corp. †	2,151	85,352

Chicago Bridge & Iron Co. NV S	1,672	66,312

Continental Building Products, Inc. †	4,675	96,025

Domtar Corp. (Canada)	1,274	45,546

EMS-Chemie Holding AG (Switzerland)	563	232,120

Evonik Industries AG (Germany)	6,094	203,686

Fortescue Metals Group, Ltd. (Australia) S	101,543	130,488

Glencore PLC (United Kingdom)	78,168	108,927

Graphic Packaging Holding Co.	34,300	438,697

Innophos Holdings, Inc.	1,011	40,076

Innospec, Inc.	1,307	60,789

Kraton Performance Polymers, Inc. †	1,331	23,825

Kuraray Co., Ltd. (Japan)	10,400	129,895

Lonmin PLC (United Kingdom) †	488	120

LyondellBasell Industries NV Class A	21,900	1,825,584

Minerals Technologies, Inc.	522	25,140

Mitsubishi Gas Chemical Co., Inc. (Japan)	14,000	64,761

Mitsubishi Materials Corp. (Japan)	74,000	225,737

Mondi PLC (South Africa)	5,978	125,463

Nitto Denko Corp. (Japan)	5,100	306,312

NN, Inc.	3,545	65,583

Orion Engineered Carbons SA (Luxembourg) S	3,168	45,778

Patrick Industries, Inc. †	2,382	94,065

Rio Tinto PLC (United Kingdom)	4,984	167,207

Royal Boskalis Westminster NV (Netherlands)	3,975	174,012

Sealed Air Corp.	21,000	984,480

Sherwin-Williams Co. (The)	8,800	1,960,464

Sumitomo Metal Mining Co., Ltd. (Japan)	18,000	204,963

ThyssenKrupp AG (Germany)	18,058	316,210

Trex Co., Inc. †	506	16,865

UPM-Kymmene OYJ (Finland)	18,680	280,651

US Concrete, Inc. †	1,285	61,410

voestalpine AG (Austria)	3,658	125,863

Weyerhaeuser Co. R	5,100	139,434

Yara International ASA (Norway)	1,602	64,017

10,310,715
Capital goods (2.5%)
ABB, Ltd. (Switzerland)	16,608	294,120

ACS Actividades de Construccion y Servicios SA (Spain)	5,161	148,407

AGCO Corp.	10,400	484,952

24 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (37.5%)* cont.	Shares	Value

Capital goods cont.
Airbus Group SE (France)	2,048	$121,643

Allison Transmission Holdings, Inc.	40,300	1,075,607

Altra Industrial Motion Corp.	2,072	47,905

Argan, Inc.	2,456	85,174

Avery Dennison Corp.	6,900	390,333

AZZ, Inc.	793	38,611

BAE Systems PLC (United Kingdom)	51,558	350,039

Carlisle Cos., Inc.	3,000	262,140

Chase Corp.	672	26,470

Cooper-Standard Holding, Inc. †	1,185	68,730

Crown Holdings, Inc. †	34,300	1,569,225

Cubic Corp.	2,167	90,884

Douglas Dynamics, Inc.	1,055	20,952

General Dynamics Corp.	23,400	3,228,030

Hyster-Yale Materials Holdings, Inc.	511	29,551

IDEX Corp.	8,600	613,180

Ingersoll-Rand PLC	11,500	583,855

Kadant, Inc.	1,538	59,997

KBR, Inc.	38,100	634,746

Leggett & Platt, Inc.	11,600	478,500

MasTec, Inc. †	4,674	73,989

Matrix Service Co. †	3,555	79,881

Miller Industries, Inc.	1,798	35,133

Mitsubishi Electric Corp. (Japan)	42,000	385,632

MSA Safety, Inc.	640	25,581

Northrop Grumman Corp.	16,600	2,754,770

Orbital ATK, Inc.	3,108	223,372

OSRAM Licht AG (Germany)	4,235	218,813

Roper Technologies, Inc.	12,000	1,880,400

Safran SA (France)	2,497	188,406

Sandvik AB (Sweden)	38,181	325,729

Spirit AeroSystems Holdings, Inc. Class A †	10,500	507,570

Standex International Corp.	758	57,115

Stoneridge, Inc. †	4,066	50,174

Tetra Tech, Inc.	4,250	103,318

Thales SA (France)	773	53,854

THK Co., Ltd. (Japan)	10,900	173,437

Trinseo SA † S	4,879	123,195

Triumph Group, Inc.	1,203	50,622

Wabash National Corp. †	7,165	75,877

18,089,919
Communication services (1.3%)
BT Group PLC (United Kingdom)	73,739	469,224

CalAmp Corp. †	3,854	62,011

Cincinnati Bell, Inc. †	18,255	56,956

Cogent Communications Holdings, Inc.	1,598	43,402

Deutsche Telekom AG (Germany)	23,230	412,380

EchoStar Corp. Class A †	2,268	97,592

Dynamic Asset Allocation Conservative Fund 25

COMMON STOCKS (37.5%)* cont.	Shares	Value

Communication services cont.
Frontier Communications Corp.	11,548	$54,853

IDT Corp. Class B	1,604	22,937

Inteliquent, Inc.	2,327	51,962

Iridium Communications, Inc. † S	4,031	24,791

Juniper Networks, Inc.	70,400	1,809,984

KDDI Corp. (Japan)	7,400	165,718

NeuStar, Inc. Class A † S	1,695	46,121

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	9,800	344,173

NTT DoCoMo, Inc. (Japan)	19,300	323,578

Orange SA (France)	20,035	302,991

SBA Communications Corp. Class A †	13,100	1,372,094

ShoreTel, Inc. †	4,423	33,040

Sky PLC (United Kingdom)	38,641	611,460

Spok Holdings, Inc.	2,029	33,397

Telenor ASA (Norway)	11,879	222,211

Telstra Corp., Ltd. (Australia)	79,162	312,511

Ubiquiti Networks, Inc. S	1,018	34,500

Verizon Communications, Inc.	59,832	2,603,290

Vodafone Group PLC (United Kingdom)	54,056	170,927

9,682,103
Conglomerates (—%)
Siemens AG (Germany)	2,614	233,543

233,543
Consumer cyclicals (5.6%)
Adecco SA (Switzerland)	5,492	402,700

Amazon.com, Inc. †	2,400	1,228,536

Aristocrat Leisure, Ltd. (Australia)	24,391	148,666

Ascena Retail Group, Inc. †	4,682	65,127

Big Lots, Inc.	1,866	89,419

Brunswick Corp.	1,361	65,178

CaesarStone Sdot-Yam, Ltd. (Israel) S	641	19,486

Caleres, Inc.	2,506	76,508

Carmike Cinemas, Inc. †	3,010	60,471

Carter’s, Inc.	11,500	1,042,360

CEB, Inc.	455	31,095

Cedar Fair LP	1,276	67,130

Children’s Place, Inc. (The)	916	52,826

Cie Generale des Etablissements Michelin (France)	4,732	431,804

Conn’s, Inc. † S	1,835	44,113

Continental AG (Germany)	2,918	619,840

Cooper Tire & Rubber Co.	2,461	97,234

Dai Nippon Printing Co., Ltd. (Japan)	60,000	583,446

Deckers Outdoor Corp. †	921	53,473

Deluxe Corp.	2,413	134,501

Dillards, Inc. Class A	856	74,806

Discovery Communications, Inc. Class A † S	107,286	2,792,655

DSW, Inc. Class A	2,001	50,645

Ennis, Inc.	2,204	38,261

Equinix, Inc.	6,500	631,670

26 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (37.5%)* cont.	Shares	Value

Consumer cyclicals cont.
Eros International PLC †	1,529	$41,574

Ethan Allen Interiors, Inc.	2,689	71,016

Everi Holdings, Inc. †	5,128	26,307

Express, Inc. †	3,826	68,371

Five Below, Inc. †	919	30,860

Flight Centre Travel Group, Ltd. (Australia)	6,993	177,619

Fuji Heavy Industries, Ltd. (Japan)	15,800	571,750

G&K Services, Inc. Class A	958	63,822

G-III Apparel Group, Ltd. †	781	48,156

Gray Television, Inc. †	9,398	119,918

Harvey Norman Holdings, Ltd. (Australia)	68,815	188,923

Heartland Payment Systems, Inc.	616	38,814

Hilton Worldwide Holdings, Inc.	85,800	1,968,252

Home Depot, Inc. (The)	41,608	4,805,308

Honda Motor Co., Ltd. (Japan)	1,700	50,692

Inditex SA (Spain)	9,101	304,880

Industrivarden AB Class A (Sweden)	8,742	165,761

ITV PLC (United Kingdom)	154,789	577,544

KAR Auction Services, Inc.	15,626	554,723

Kia Motors Corp. (South Korea)	3,399	154,179

Kimberly-Clark Corp.	20,900	2,278,936

Kingfisher PLC (United Kingdom)	110,567	601,239

Lagardere SCA (France)	14,056	389,626

Landauer, Inc.	1,898	70,207

Lear Corp.	11,900	1,294,482

Liberty Interactive Corp. Class A †	28,100	737,063

Liberty Media Corp. Class A †	12,200	435,784

LifeLock, Inc. †	2,160	18,922

Lions Gate Entertainment Corp.	3,864	142,195

Live Nation Entertainment, Inc. †	2,699	64,884

Lowe’s Cos., Inc.	42,479	2,927,653

Macy’s, Inc.	20,700	1,062,324

Malibu Boats, Inc. Class A †	3,375	47,183

Marcus Corp.	3,312	64,054

Marks & Spencer Group PLC (United Kingdom)	55,246	419,817

Marriott Vacations Worldwide Corp.	941	64,120

Mazda Motor Corp. (Japan)	7,000	111,131

MCBC Holdings, Inc. †	2,951	38,245

Men’s Wearhouse, Inc. (The)	1,737	73,857

National CineMedia, Inc.	4,566	61,276

News Corp. Class A †	24,500	309,190

Nexstar Broadcasting Group, Inc. Class A	1,011	47,871

Next PLC (United Kingdom)	868	100,179

NIKE, Inc. Class B	25,800	3,172,626

Oxford Industries, Inc.	1,150	84,962

Panasonic Corp. (Japan)	36,300	368,520

Penn National Gaming, Inc. †	3,486	58,495

Peugeot SA (France) †	16,043	242,367

Dynamic Asset Allocation Conservative Fund 27

COMMON STOCKS (37.5%)* cont.	Shares	Value

Consumer cyclicals cont.
PGT, Inc. †	7,652	$93,967

Pitney Bowes, Inc.	2,278	45,218

ProSiebenSat.1 Media SE (Germany)	1,649	80,751

Publicis Groupe SA (France)	3,639	248,617

RE/MAX Holdings, Inc. Class A	2,349	84,517

Regal Entertainment Group Class A S	4,564	85,301

Scotts Miracle-Gro Co. (The) Class A	1,517	92,264

Securitas AB Class B (Sweden)	25,134	307,360

Sequential Brands Group, Inc. † S	2,424	35,075

ServiceMaster Global Holdings, Inc. †	8,600	288,530

Shimamura Co., Ltd. (Japan)	1,300	140,289

Sirius XM Holdings, Inc. †	302,000	1,129,480

Six Flags Entertainment Corp.	8,100	370,818

SJM Holdings, Ltd. (Hong Kong)	128,000	91,120

Smith & Wesson Holding Corp. †	5,328	89,883

Sotheby’s Class A S	1,265	40,455

Steven Madden, Ltd. †	843	30,871

TABCORP Holdings, Ltd. (Australia)	17,174	56,473

Taylor Wimpey PLC (United Kingdom)	53,274	158,049

Thor Industries, Inc.	2,800	145,040

Toppan Printing Co., Ltd. (Japan)	31,000	250,167

Vail Resorts, Inc.	352	36,847

Valeo SA (France)	1,748	236,715

Verisk Analytics, Inc. Class A †	8,000	591,280

Viacom, Inc. Class B	27,400	1,182,310

Vista Outdoor, Inc. †	615	27,324

Visteon Corp. †	801	81,093

Wolters Kluwer NV (Netherlands)	7,080	218,290

Wolverine World Wide, Inc.	2,415	52,261

Wyndham Worldwide Corp.	8,700	625,530

41,133,522
Consumer staples (3.1%)
Altria Group, Inc.	9,300	505,920

Avis Budget Group, Inc. †	2,169	94,742

Avon Products, Inc.	3,449	11,209

Barrett Business Services, Inc.	499	21,422

Beacon Roofing Supply, Inc. †	2,101	68,261

Bloomin’ Brands, Inc.	3,988	72,502

Bright Horizons Family Solutions, Inc. †	856	54,989

Brinker International, Inc.	1,602	84,377

British American Tobacco PLC (United Kingdom)	5,360	296,229

Buffalo Wild Wings, Inc. †	112	21,664

Bunge, Ltd.	34,400	2,521,520

Cal-Maine Foods, Inc. S	1,277	69,737

Coca-Cola Amatil, Ltd. (Australia)	18,699	118,483

Coca-Cola Enterprises, Inc.	16,800	812,280

Coca-Cola HBC AG (Switzerland)	6,340	134,434

Colgate-Palmolive Co.	5,500	349,030

28 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (37.5%)* cont.	Shares	Value

Consumer staples cont.
ConAgra Foods, Inc.	25,500	$1,033,005

Coty, Inc. Class A †	4,003	108,321

CVS Health Corp.	41,600	4,013,568

Distribuidora Internacional de Alimentacion SA (Spain)	25,776	155,794

Dr. Pepper Snapple Group, Inc.	28,700	2,268,735

Farmer Bros. Co. †	900	24,525

Grand Canyon Education, Inc. †	2,005	76,170

Groupon, Inc. †	6,984	22,768

Imperial Tobacco Group PLC (United Kingdom)	8,408	435,183

ITOCHU Corp. (Japan)	12,500	132,585

ITT Educational Services, Inc. † S	1,142	3,917

J Sainsbury PLC (United Kingdom)	55,934	221,374

Japan Tobacco, Inc. (Japan)	4,200	130,653

John B. Sanfilippo & Son, Inc.	2,259	115,796

Kao Corp. (Japan)	10,000	454,333

Kforce, Inc.	3,067	80,601

Koninklijke Ahold NV (Netherlands)	27,704	540,710

Korn/Ferry International	1,664	55,028

Kroger Co. (The)	36,600	1,320,162

Liberty Ventures Ser. A †	18,800	758,580

METRO AG (Germany)	4,206	116,030

Mondelez International, Inc. Class A	11,100	464,757

Monster Worldwide, Inc. †	15,539	99,760

Nestle SA (Switzerland)	8,207	618,040

Nutraceutical International Corp. †	1,115	26,325

On Assignment, Inc. †	2,566	94,685

Papa John’s International, Inc.	758	51,908

Paylocity Holding Corp. †	643	19,284

PepsiCo, Inc.	20,500	1,933,150

Pinnacle Foods, Inc.	12,931	541,550

Reckitt Benckiser Group PLC (United Kingdom)	3,005	272,767

Sally Beauty Holdings, Inc. †	2,264	53,770

Shutterfly, Inc. †	350	12,513

Sonic Corp.	2,468	56,641

SpartanNash Co.	2,580	66,693

Swedish Match AB (Sweden)	10,478	317,205

Team Health Holdings, Inc. †	524	28,312

TrueBlue, Inc. †	3,144	70,646

Uni-President Enterprises Corp. (Taiwan)	61,000	105,596

Unilever NV ADR (Netherlands)	7,154	287,908

Unilever PLC (United Kingdom)	5,137	209,258

WH Group, Ltd. 144A (Hong Kong) †	370,000	184,317

Woolworths, Ltd. (Australia)	4,807	84,058

22,903,780
Energy (2.5%)
BP PLC (United Kingdom)	131,641	667,245

Callon Petroleum Co. †	11,526	84,025

Cameron International Corp. †	28,300	1,735,356

Dynamic Asset Allocation Conservative Fund 29

COMMON STOCKS (37.5%)* cont.	Shares	Value

Energy cont.
Connacher Oil and Gas, Ltd. (Canada) †	1,670	$701

CVR Energy, Inc. S	6,200	254,510

Delek US Holdings, Inc.	1,840	50,968

Diamondback Energy, Inc. †	342	22,093

EP Energy Corp. Class A † S	4,148	21,362

Exxon Mobil Corp.	1,478	109,889

Gulfport Energy Corp. †	1,036	30,748

Hess Corp.	2,000	100,120

Lone Pine Resources Canada, Ltd. (Canada) † F	7,359	294

Lone Pine Resources, Inc. Class A (Canada) † F	7,359	294

Northern Oil and Gas, Inc. † S	6,680	29,526

Occidental Petroleum Corp.	52,000	3,439,800

OMV AG (Austria)	23,246	565,084

Pacific Ethanol, Inc. †	4,870	31,606

Questar Corp.	7,100	137,811

Repsol YPF SA (Spain)	14,523	169,232

REX American Resources Corp. †	1,137	57,555

Royal Dutch Shell PLC Class A (United Kingdom)	16,417	387,141

Royal Dutch Shell PLC Class B (United Kingdom)	14,958	354,799

Schlumberger, Ltd.	53,300	3,676,101

SM Energy Co.	1,058	33,898

Statoil ASA (Norway)	40,729	594,111

Stone Energy Corp. †	1,642	8,144

Superior Energy Services, Inc.	46,800	591,084

Tesoro Corp.	7,100	690,404

Total SA (France)	10,763	485,251

Valero Energy Corp.	56,500	3,395,650

Vestas Wind Systems A/S (Denmark)	9,509	495,576

Whiting Petroleum Corp. †	1,618	24,707

Woodside Petroleum, Ltd. (Australia)	11,245	229,920

18,475,005
Financials (7.1%)
3i Group PLC (United Kingdom)	74,107	524,174

Access National Corp.	1,458	29,699

AG Mortgage Investment Trust, Inc. R	853	12,983

Ageas (Belgium)	9,508	390,295

Agree Realty Corp. R	1,538	45,909

Allianz SE (Germany)	3,169	496,694

Allied World Assurance Co. Holdings AG	8,422	321,468

Allstate Corp. (The)	29,300	1,706,432

American Capital Agency Corp. R	36,000	673,200

American Equity Investment Life Holding Co. S	3,417	79,650

American Financial Group, Inc.	2,500	172,275

American International Group, Inc.	2,100	119,322

Amtrust Financial Services, Inc.	1,811	114,057

Annaly Capital Management, Inc. R	83,600	825,132

Apollo Commercial Real Estate Finance, Inc. R	2,193	34,452

Apollo Residential Mortgage, Inc. R	3,676	46,538

30 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (37.5%)* cont.	Shares	Value

Financials cont.
Arbor Realty Trust, Inc. R	8,443	$53,697

Arlington Asset Investment Corp. Class A	940	13,207

ARMOUR Residential REIT, Inc. R	563	11,283

Ashford Hospitality Prime, Inc. R	211	2,960

Ashford Hospitality Trust, Inc. R	5,187	31,641

Aspen Insurance Holdings, Ltd.	3,700	171,939

AXA SA (France)	18,250	443,058

Banco Latinoamericano de Exportaciones SA Class E (Panama)	3,178	73,571

Banco Santander SA (Spain)	44,361	236,208

Bank Hapoalim BM (Israel)	17,565	88,420

Bank of America Corp.	295,000	4,596,100

Bank of New York Mellon Corp. (The)	48,300	1,890,945

Barclays PLC (United Kingdom)	34,567	127,796

BNP Paribas SA/New York, NY (France)	14,240	838,533

BofI Holding, Inc. †	523	67,378

Brixmor Property Group, Inc. R	8,200	192,536

Broadridge Financial Solutions, Inc.	4,900	271,215

Campus Crest Communities, Inc. R	6,843	36,405

Cardinal Financial Corp.	2,721	62,610

Cardtronics, Inc. †	1,788	58,468

CBL & Associates Properties, Inc. R	1,939	26,661

CBRE Group, Inc. Class A †	70,500	2,256,000

Chimera Investment Corp. R	12,600	168,462

Citizens & Northern Corp.	1,729	33,750

CNO Financial Group, Inc.	3,570	67,152

CNP Assurances (France)	25,668	356,489

Communications Sales & Leasing, Inc. R	5,125	91,738

CoreLogic, Inc. †	6,300	234,549

Credit Agricole SA (France)	32,207	369,543

Credit Suisse Group AG (Switzerland)	6,059	145,766

Customers Bancorp, Inc. †	3,769	96,863

CYS Investments, Inc. R	2,727	19,798

Daiwa Securities Group, Inc. (Japan)	10,000	64,808

Deutsche Bank AG (Germany)	7,261	195,202

Dexus Property Group (Australia) R	44,134	221,904

East West Bancorp, Inc.	1,007	38,689

Employers Holdings, Inc.	4,366	97,318

Encore Capital Group, Inc. † S	1,960	72,520

EPR Properties R	808	41,669

Equity Lifestyle Properties, Inc. R	2,700	158,139

Essent Group, Ltd. (Bermuda) †	1,207	29,994

Farmers Capital Bank Corp. †	1,291	32,081

FCB Financial Holdings, Inc. Class A †	2,769	90,325

Federal Agricultural Mortgage Corp. Class C	1,291	33,476

Federated National Holding Co.	4,347	104,415

Financial Institutions, Inc.	1,785	44,232

First Community Bancshares, Inc.	1,766	31,611

First Industrial Realty Trust R	1,747	36,600

Dynamic Asset Allocation Conservative Fund 31

COMMON STOCKS (37.5%)* cont.	Shares	Value

Financials cont.
First NBC Bank Holding Co. † S	1,993	$69,835

FirstMerit Corp.	2,193	38,750

Flushing Financial Corp.	1,853	37,097

General Growth Properties R	71,800	1,864,646

Genworth Financial, Inc. Class A †	81,852	378,156

Goldman Sachs Group, Inc. (The)	1,100	191,136

Hanmi Financial Corp.	3,589	90,443

HCI Group, Inc.	1,864	72,267

Heartland Financial USA, Inc.	1,198	43,475

Heritage Insurance Holdings, Inc. †	4,393	86,674

Hersha Hospitality Trust R	1,462	33,129

Horizon Bancorp	1,394	33,108

HSBC Holdings PLC (United Kingdom)	78,638	594,880

Invesco Mortgage Capital, Inc. R	1,393	17,050

Investor AB Class B (Sweden)	10,652	366,618

Investors Real Estate Trust R	3,890	30,109

Jones Lang LaSalle, Inc.	6,200	891,374

JPMorgan Chase & Co.	86,790	5,291,586

Kerry Properties, Ltd. (Hong Kong)	73,000	200,640

Lexington Realty Trust R	7,722	62,548

LTC Properties, Inc. R	1,920	81,926

Maiden Holdings, Ltd. (Bermuda)	2,985	41,432

MainSource Financial Group, Inc.	2,674	54,443

Meta Financial Group, Inc.	1,019	42,564

MFA Financial, Inc. R	40,327	274,627

Mitsubishi UFJ Financial Group, Inc. (Japan)	63,100	381,367

Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	64,300	283,990

Mizuho Financial Group, Inc. (Japan)	385,400	723,919

Morgan Stanley	81,300	2,560,950

Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	1,106	206,043

National Health Investors, Inc. R	1,863	107,104

Nelnet, Inc. Class A	2,070	71,643

New World Development Co., Ltd. (Hong Kong)	303,000	294,849

NN Group NV (Netherlands)	7,216	206,998

Nomura Real Estate Holdings, Inc. (Japan)	3,000	60,489

One Liberty Properties, Inc. R	1,820	38,821

Oppenheimer Holdings, Inc. Class A	1,853	37,079

Opus Bank	1,645	62,905

ORIX Corp. (Japan)	30,900	399,700

Pacific Premier Bancorp, Inc. †	1,751	35,580

PacWest Bancorp	741	31,722

Peoples Bancorp, Inc.	1,666	34,636

Persimmon PLC (United Kingdom)	10,108	307,985

Popular, Inc. (Puerto Rico) †	13,811	417,507

Post Properties, Inc. R	673	39,229

PRA Group, Inc. †	1,814	95,997

Prudential Financial, Inc.	34,800	2,652,108

32 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (37.5%)* cont.	Shares	Value

Financials cont.
Ramco-Gershenson Properties Trust R	2,191	$32,887

Regions Financial Corp.	121,500	1,094,715

Reinsurance Group of America, Inc.	2,800	253,652

Renasant Corp.	1,533	50,359

Republic Bancorp, Inc. Class A	1,122	27,545

Resona Holdings, Inc. (Japan)	119,200	609,019

SBI Holdings, Inc. (Japan)	21,600	244,298

Scentre Group (Australia) R	34,866	95,700

Select Income REIT R	1,426	27,108

Skandinaviska Enskilda Banken AB (Sweden)	26,406	282,211

Societe Generale SA (France)	8,166	365,282

State Street Corp.	46,600	3,131,986

Sumitomo Mitsui Financial Group, Inc. (Japan)	19,500	742,316

Summit Hotel Properties, Inc. R	4,884	56,996

Swiss Life Holding AG (Switzerland)	1,130	252,630

Swiss Re AG (Switzerland)	8,212	705,898

Symetra Financial Corp.	2,988	94,540

Talmer Bancorp, Inc. Class A	3,083	51,332

Two Harbors Investment Corp. R	79,400	700,308

UBS Group AG (Switzerland)	18,612	344,901

United Community Banks, Inc.	1,832	37,446

United Insurance Holdings Corp.	6,151	80,886

Universal Health Realty Income Trust R	450	21,123

Validus Holdings, Ltd.	4,300	193,801

Voya Financial, Inc.	16,800	651,336

Wells Fargo & Co.	24,383	1,252,067

Wheelock and Co., Ltd. (Hong Kong)	97,000	422,040

Woori Bank (South Korea)	7,000	55,370

51,836,890
Health care (5.3%)
ACADIA Pharmaceuticals, Inc. †	1,366	45,174

Accuray, Inc. †	3,741	18,686

Aetna, Inc.	9,500	1,039,395

Alere, Inc. †	3,310	159,377

Alkermes PLC †	362	21,239

AMAG Pharmaceuticals, Inc. † S	4,778	189,830

AmerisourceBergen Corp.	31,900	3,030,181

Amgen, Inc.	20,400	2,821,728

AmSurg Corp. †	1,203	93,485

Anacor Pharmaceuticals, Inc. †	151	17,774

Anthem, Inc.	21,000	2,940,000

Applied Genetic Technologies Corp. †	1,263	16,596

Aratana Therapeutics, Inc. †	2,325	19,670

Ardelyx, Inc. † S	3,380	58,406

ARIAD Pharmaceuticals, Inc. †	14,486	84,598

Astellas Pharma, Inc. (Japan)	24,700	320,657

AstraZeneca PLC (United Kingdom)	8,978	569,774

AtriCure, Inc. †	1,633	35,779

Dynamic Asset Allocation Conservative Fund 33

COMMON STOCKS (37.5%)* cont.	Shares	Value

Health care cont.
aTyr Pharma, Inc. †	1,042	$10,691

Biospecifics Technologies Corp. †	716	31,175

C.R. Bard, Inc.	7,700	1,434,587

Carbylan Therapeutics, Inc. †	607	2,167

Cardinal Health, Inc.	20,700	1,590,174

Cardiome Pharma Corp. (Canada) †	14,372	121,300

Catalent, Inc. †	1,176	28,577

Celldex Therapeutics, Inc. †	1,474	15,536

Centene Corp. †	18,251	989,752

Cepheid †	408	18,442

Charles River Laboratories International, Inc. †	4,400	279,488

Chemed Corp.	1,351	180,318

Chiasma, Inc. †	289	5,745

Chimerix, Inc. †	481	18,374

Conmed Corp.	1,371	65,452

Depomed, Inc. †	1,041	19,623

DexCom, Inc. †	901	77,360

Dyax Corp. †	1,723	32,892

Dynavax Technologies Corp. †	2,342	57,473

Eagle Pharmaceuticals, Inc. † S	486	35,979

Emergent BioSolutions, Inc. †	2,243	63,903

Enanta Pharmaceuticals, Inc. † S	875	31,623

Entellus Medical, Inc. †	982	17,696

Exact Sciences Corp. †	611	10,992

FivePrime Therapeutics, Inc. †	920	14,159

Gilead Sciences, Inc.	43,300	4,251,627

GlaxoSmithKline PLC (United Kingdom)	24,599	471,556

Globus Medical, Inc. Class A †	1,636	33,800

Greatbatch, Inc. †	2,089	117,861

Halozyme Therapeutics, Inc. †	1,076	14,451

Health Net, Inc. †	1,718	103,458

HealthEquity, Inc. †	1,575	46,541

HealthSouth Corp.	2,204	84,567

Hill-Rom Holdings, Inc.	1,794	93,270

Hologic, Inc. †	6,300	246,519

ICU Medical, Inc. †	1,525	166,988

Immune Design Corp. †	1,095	13,359

Impax Laboratories, Inc. †	477	16,795

Infinity Pharmaceuticals, Inc. †	1,529	12,920

Inotek Pharmaceuticals Corp. †	1,644	15,454

Insulet Corp. †	659	17,075

Insys Therapeutics, Inc. † S	1,920	54,643

Isis Pharmaceuticals, Inc. †	417	16,855

Jazz Pharmaceuticals PLC †	1,875	249,019

Kindred Healthcare, Inc.	2,295	36,146

Lannett Co., Inc. † S	2,835	117,709

Ligand Pharmaceuticals, Inc. †	316	27,065

Medicines Co. (The) †	521	19,777

34 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (37.5%)* cont.	Shares	Value

Health care cont.
Medipal Holdings Corp. (Japan)	36,400	$579,814

Merck & Co., Inc.	45,388	2,241,713

Merck KGaA (Germany)	2,249	199,105

Merrimack Pharmaceuticals, Inc. † S	3,944	33,563

MiMedx Group, Inc. † S	3,580	34,547

Molina Healthcare, Inc. †	246	16,937

Myriad Genetics, Inc. †	694	26,011

Neurocrine Biosciences, Inc. †	1,616	64,301

Novartis AG (Switzerland)	7,106	654,567

Novavax, Inc. †	1,940	13,716

Novo Nordisk A/S Class B (Denmark)	9,692	521,665

Omega Healthcare Investors, Inc. R	2,945	103,517

OncoMed Pharmaceuticals, Inc. †	796	13,206

Ophthotech Corp. †	886	35,901

OraSure Technologies, Inc. †	6,380	28,327

Otsuka Holdings Company, Ltd. (Japan)	2,300	73,923

Pfizer, Inc.	156,469	4,914,691

Portola Pharmaceuticals, Inc. †	495	21,097

POZEN, Inc. † S	9,846	57,451

Prestige Brands Holdings, Inc. †	1,055	47,644

Prothena Corp. PLC (Ireland) †	1,983	89,909

Providence Service Corp. (The) †	1,303	56,785

PTC Therapeutics, Inc. †	782	20,879

RadNet, Inc. †	5,233	29,043

Repligen Corp. †	2,275	63,359

Retrophin, Inc. †	1,202	24,353

Roche Holding AG-Genusschein (Switzerland)	2,950	779,844

Rockwell Medical, Inc. † S	6,662	51,364

Sage Therapeutics, Inc. †	407	17,224

Sanofi (France)	10,886	1,037,062

Select Medical Holdings Corp.	5,749	62,032

Shionogi & Co., Ltd. (Japan)	3,000	107,836

Shire PLC (United Kingdom)	2,878	196,435

Sientra, Inc. †	416	4,222

Spectranetics Corp. (The) †	1,730	20,397

STAAR Surgical Co. †	2,942	22,830

Steris Corp. S	486	31,575

Sucampo Pharmaceuticals, Inc. Class A †	2,317	46,039

Supernus Pharmaceuticals, Inc. †	1,604	22,504

Surgical Care Affiliates, Inc. †	2,408	78,718

Suzuken Co., Ltd. (Japan)	11,100	370,931

TESARO, Inc. † S	1,186	47,559

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	4,685	264,515

Threshold Pharmaceuticals, Inc. †	4,283	17,432

TransEnterix, Inc. † S	10,671	24,116

Trevena, Inc. †	2,135	22,097

Triple-S Management Corp. Class B (Puerto Rico) †	1,543	27,481

uniQure NV (Netherlands) †	1,072	21,922

Dynamic Asset Allocation Conservative Fund 35

COMMON STOCKS (37.5%)* cont.	Shares	Value

Health care cont.
United Therapeutics Corp. †	5,800	$761,192

WellCare Health Plans, Inc. †	669	57,654

West Pharmaceutical Services, Inc.	1,828	98,931

Zeltiq Aesthetics, Inc. †	1,776	56,885

Zoetis, Inc.	30,300	1,247,754

38,325,857
Miscellaneous (—%)
Orica, Ltd. (Australia)	5,110	54,127

54,127
Technology (6.1%)
A10 Networks, Inc. †	7,780	46,602

Advanced Energy Industries, Inc. †	3,493	91,866

Agilent Technologies, Inc.	32,400	1,112,292

Ambarella, Inc. † S	630	36,408

Amdocs, Ltd.	18,200	1,035,216

Analog Devices, Inc.	18,000	1,015,380

Apigee Corp. † S	2,091	22,060

Apple, Inc.	88,619	9,774,676

Applied Micro Circuits Corp. †	7,906	41,981

Aspen Technology, Inc. †	1,040	39,426

AtoS (France)	1,097	84,249

AVG Technologies NV (Netherlands) †	3,558	77,387

Barracuda Networks, Inc. † S	1,340	20,877

Blackbaud, Inc.	917	51,462

Brocade Communications Systems, Inc.	5,575	57,869

CACI International, Inc. Class A †	439	32,473

Cavium, Inc. †	469	28,783

Ceva, Inc. †	2,749	51,049

Cirrus Logic, Inc. †	1,285	40,490

Computer Sciences Corp.	26,600	1,632,708

Constant Contact, Inc. †	991	24,022

Cornerstone OnDemand, Inc. †	1,001	33,033

CSG Systems International, Inc.	2,409	74,197

Cypress Semiconductor Corp. †	8,232	70,137

DSP Group, Inc. †	6,429	58,568

Dun & Bradstreet Corp. (The)	900	94,500

eBay, Inc. †	129,000	3,152,760

EMC Corp.	67,400	1,628,384

EnerSys	1,851	99,177

Engility Holdings, Inc.	2,527	65,146

Fairchild Semiconductor International, Inc. † S	1,708	23,980

Fortinet, Inc. †	2,300	97,704

Fujitsu, Ltd. (Japan)	39,000	170,075

Genpact, Ltd. †	5,700	134,577

Gigamon, Inc. †	621	12,426

Glu Mobile, Inc. † S	10,516	45,955

Google, Inc. Class A †	7,971	5,088,447

GungHo Online Entertainment, Inc. (Japan) S	80,000	237,326

Hon Hai Precision Industry Co., Ltd. (Taiwan)	84,000	218,371

36 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (37.5%)* cont.	Shares	Value

Technology cont.
Hoya Corp. (Japan)	15,400	$506,039

Ibiden Co., Ltd. (Japan)	8,700	114,485

inContact, Inc. †	5,118	38,436

Infineon Technologies AG (Germany)	29,165	327,759

Integrated Device Technology, Inc. †	1,041	21,132

Intersil Corp. Class A	3,481	40,728

Intuit, Inc.	18,000	1,597,500

Ixia †	7,476	108,327

Jabil Circuit, Inc.	2,820	63,083

L-3 Communications Holdings, Inc.	16,400	1,714,128

Lattice Semiconductor Corp. †	10,888	41,919

Leidos Holdings, Inc.	20,800	859,248

Lexmark International, Inc. Class A	909	26,343

Manhattan Associates, Inc. †	757	47,161

Marvell Technology Group, Ltd.	66,000	597,300

Maxim Integrated Products, Inc.	30,600	1,022,040

MAXIMUS, Inc.	637	37,940

Mellanox Technologies, Ltd. (Israel) †	920	34,767

Mentor Graphics Corp.	4,628	113,988

Microsemi Corp. †	1,092	35,839

Microsoft Corp.	14,539	643,496

MobileIron, Inc. †	3,173	9,836

Monolithic Power Systems, Inc.	620	31,744

MTS Systems Corp.	421	25,306

Murata Manufacturing Co., Ltd. (Japan)	2,000	259,736

Netscout Systems, Inc. †	381	13,476

Nexon Co., Ltd. (Japan)	9,300	124,562

Nimble Storage, Inc. † S	888	21,419

ON Semiconductor Corp. †	7,982	75,031

Oracle Corp.	104,286	3,766,810

Otsuka Corp. (Japan)	1,400	68,352

Perficient, Inc. †	2,740	42,278

Plexus Corp. †	2,085	80,439

Power Integrations, Inc.	740	31,206

Proofpoint, Inc. †	735	44,335

PROS Holdings, Inc. †	1,134	25,107

QAD, Inc. Class A	2,029	51,942

Qlik Technologies, Inc. †	856	31,201

QLogic Corp. †	11,385	116,696

Qualys, Inc. †	536	15,255

Quantum Corp. † S	21,764	15,176

Rackspace Hosting, Inc. †	1,437	35,465

Rovi Corp. †	2,274	23,854

Samsung Electronics Co., Ltd. (South Korea)	57	54,817

Sanmina Corp. †	2,020	43,167

Semtech Corp. †	1,129	17,048

Silicon Laboratories, Inc. †	408	16,948

SolarWinds, Inc. †	17,300	678,852

Dynamic Asset Allocation Conservative Fund 37

COMMON STOCKS (37.5%)* cont.	Shares	Value

Technology cont.
SS&C Technologies Holdings, Inc.	738	$51,690

Symantec Corp.	61,400	1,195,458

Synaptics, Inc. †	1,110	91,531

Synchronoss Technologies, Inc. †	966	31,685

SYNNEX Corp.	868	73,832

Tech Data Corp. †	782	53,567

Teradyne, Inc.	37,700	678,977

Tyler Technologies, Inc. †	475	70,922

Veeva Systems, Inc. Class A † S	1,311	30,691

VeriFone Systems, Inc. †	1,232	34,163

Verint Systems, Inc. †	947	40,863

Web.com Group, Inc. †	3,000	63,240

Woodward, Inc.	2,279	92,755

Xerox Corp.	134,100	1,304,793

44,147,922
Transportation (1.3%)
Aegean Marine Petroleum Network, Inc. (Greece) S	6,859	46,230

ANA Holdings, Inc. (Japan)	161,000	452,743

AP Moeller — Maersk A/S (Denmark)	310	478,292

Aurizon Holdings, Ltd. (Australia)	33,527	118,600

Central Japan Railway Co. (Japan)	1,600	258,761

ComfortDelgro Corp., Ltd. (Singapore)	153,600	310,961

Delta Air Lines, Inc.	63,700	2,858,219

Deutsche Post AG (Germany)	8,275	229,024

International Consolidated Airlines Group SA (Spain) †	31,885	284,963

Matson, Inc.	691	26,597

Qantas Airways, Ltd. (Australia) †	55,009	144,032

Royal Mail PLC (United Kingdom)	40,243	279,813

Ryanair Holdings PLC ADR (Ireland)	7,044	551,545

Scorpio Tankers, Inc.	4,069	37,313

Swift Transportation Co. †	4,558	68,461

United Parcel Service, Inc. Class B	30,400	3,000,176

Universal Truckload Services, Inc.	277	4,313

XPO Logistics, Inc. † S	963	22,948

Yangzijiang Shipbuilding Holdings, Ltd. (China)	639,000	510,989

9,683,980
Utilities and power (1.3%)
AES Corp.	33,700	329,923

AGL Resources, Inc.	5,100	311,304

American Electric Power Co., Inc.	42,600	2,422,236

Centrica PLC (United Kingdom)	58,202	202,251

E.ON SE (Germany)	15,619	133,994

Endesa SA (Spain)	11,130	234,508

Enel SpA (Italy)	70,823	316,678

ENI SpA (Italy)	26,631	419,021

Entergy Corp.	39,800	2,590,980

Iberdrola SA (Spain)	82,642	549,845

Korea Electric Power Corp. (South Korea)	1,868	76,902

RWE AG (Germany)	15,922	180,405

38 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (37.5%)* cont.	Shares	Value

Utilities and power cont.
Tokyo Electric Power Co., Inc. (Japan) †	24,300	$163,062

UGI Corp.	34,350	1,196,067

		9,127,176

Total common stocks (cost $265,706,057)		$274,004,539

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (28.1%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (4.5%)
Government National Mortgage Association Pass-Through Certificates
3 1/2s, TBA, October 1, 2045	$31,000,000	$32,472,500

32,472,500
U.S. Government Agency Mortgage Obligations (23.6%)
Federal National Mortgage Association Pass-Through Certificates
7s, March 1, 2018	40,067	42,316
6s, TBA, October 1, 2045	14,000,000	15,820,000
4 1/2s, TBA, November 1, 2045	1,000,000	1,082,813
4 1/2s, TBA, October 1, 2045	1,000,000	1,084,063
4s, TBA, November 1, 2045	39,000,000	41,486,250
4s, TBA, October 1, 2045	39,000,000	41,595,938
3s, TBA, November 1, 2045	26,000,000	26,247,813
3s, TBA, October 1, 2045	26,000,000	26,345,311
3s, TBA, October 1, 2030	18,000,000	18,742,500

		172,447,004

Total U.S. government and agency mortgage obligations (cost $204,201,379)		$204,919,504

CORPORATE BONDS AND NOTES (24.9%)*	Principal amount	Value

Basic materials (1.7%)
A Schulman, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2023	$95,000	$89,538

Agrium, Inc. sr. unsec. notes 3 3/8s, 2025 (Canada)	290,000	273,676

Agrium, Inc. sr. unsec. unsub. 5 1/4s, 2045 (Canada)	120,000	123,943

Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95s, 2021	60,000	54,000

ArcelorMittal SA sr. unsec. bonds 10.6s, 2019 (France)	509,000	550,993

ArcelorMittal SA sr. unsec. unsub. bonds 6 1/8s, 2025 (France)	35,000	28,350

ArcelorMittal SA sr. unsec. unsub. notes 7 3/4s, 2039 (France)	15,000	12,225

Archer-Daniels-Midland Co. sr. unsec. notes 5.45s, 2018	413,000	451,206

Blue Cube Spinco, Inc. 144A company guaranty sr. unsec. notes
9 3/4s, 2023	25,000	26,000

Boise Cascade Co. company guaranty sr. unsec. notes
6 3/8s, 2020	48,000	49,680

Builders FirstSource, Inc. 144A company guaranty sr. unsec.
notes 10 3/4s, 2023	40,000	39,950

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4 5/8s, 2022 (Germany)	30,000	28,275

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	82,000	82,718

Cemex Finance, LLC 144A company guaranty sr. notes 6s,
2024 (Mexico)	200,000	182,000

CF Industries, Inc. company guaranty sr. unsec. notes
5 3/8s, 2044	29,000	28,183

Dynamic Asset Allocation Conservative Fund 39

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Basic materials cont.
CF Industries, Inc. company guaranty sr. unsec. notes
5.15s, 2034	$35,000	$33,695

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
7 1/8s, 2020	76,000	89,340

Chemours Co. (The) 144A sr. unsec. notes 7s, 2025	25,000	16,438

Chemours Co. (The) 144A sr. unsec. notes 6 5/8s, 2023	40,000	26,900

Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4 7/8s, 2024	20,000	18,675

CPG Merger Sub, LLC 144A company guaranty sr. unsec. unsub.
notes 8s, 2021	60,000	59,700

Cytec Industries, Inc. sr. unsec. unsub. notes 3 1/2s, 2023	140,000	137,109

Dow Chemical Co. (The) sr. unsec. unsub. notes 3 1/2s, 2024	765,000	730,521

E.I. du Pont de Nemours & Co. sr. notes 3 5/8s, 2021	315,000	336,223

Eastman Chemical Co. sr. unsec. unsub. notes 3.8s, 2025	230,000	224,644

Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s,
2020 (Canada)	7,000	6,145

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7s, 2021 (Canada)	164,000	106,600

Glencore Finance Canada, Ltd. 144A company guaranty sr.
unsec. unsub. notes 3.6s, 2017 (Canada)	30,000	27,883

Glencore Finance Canada, Ltd. 144A company guaranty sr.
unsec. unsub. notes 2.7s, 2017 (Canada)	105,000	94,448

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 4s, 2025	1,259,000	972,578

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 2 7/8s, 2020	522,000	417,600

HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	107,000	111,280

HD Supply, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2020	34,000	38,420

HD Supply, Inc. 144A company guaranty sr. notes 5 1/4s, 2021	65,000	65,325

Hexion, Inc. company guaranty sr. notes 6 5/8s, 2020	20,000	17,000

HudBay Minerals, Inc. company guaranty sr. unsec. notes
9 1/2s, 2020 (Canada)	135,000	107,663

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020	64,000	55,610

Huntsman International, LLC 144A company guaranty sr. unsec.
unsub. notes 5 1/8s, 2022	20,000	17,150

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019	74,000	77,793

JMC Steel Group, Inc. 144A sr. unsec. notes 8 1/4s, 2018	30,000	20,400

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020	57,000	59,138

Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019	245,000	299,635

LyondellBasell Industries NV sr. unsec. unsub. notes
4 5/8s, 2055	190,000	161,137

Mercer International, Inc. company guaranty sr. unsec. notes
7 3/4s, 2022 (Canada)	55,000	55,550

Methanex Corp. sr. unsec. unsub. notes 5.65s, 2044 (Canada)	300,000	278,326

Methanex Corp. sr. unsec. unsub. notes 3 1/4s, 2019 (Canada)	33,000	32,903

Momentive Performance Materials, Inc. company guaranty sr.
notes 3.88s, 2021	50,000	38,500

40 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Basic materials cont.
Momentive Performance Materials, Inc. escrow company
guaranty sr. notes 8 7/8s, 2020 F	$50,000	$1

Monsanto Company sr. unsec. notes 5 1/2s, 2025	640,000	710,053

Mosaic Co. (The) sr. unsec. unsub. notes 5 5/8s, 2043	21,000	22,107

Mosaic Co. (The) sr. unsec. unsub. notes 5.45s, 2033	9,000	9,475

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7s, 2020 (Canada)	30,000	28,050

New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	20,000	16,400

Norbord, Inc. 144A company guaranty sr. notes 6 1/4s,
2023 (Canada)	50,000	49,500

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	130,000	125,151

Packaging Corp. of America sr. unsec. unsub. notes 4 1/2s, 2023	225,000	236,180

Pactiv, LLC sr. unsec. unsub. notes 7.95s, 2025	40,000	37,900

Platform Specialty Products Corp. 144A sr. unsec. notes
6 1/2s, 2022	80,000	68,800

PQ Corp. 144A sr. notes 8 3/4s, 2018	35,000	35,219

Rio Tinto Finance USA PLC company guaranty sr. unsec. unsub.
notes 1 5/8s, 2017 (United Kingdom)	525,000	523,177

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes
9s, 2019 (Australia)	277,000	338,869

Rock-Tenn Co. company guaranty sr. unsec. unsub. notes
4.45s, 2019	135,000	143,882

Rockwood Specialties Group, Inc. company guaranty sr. unsec.
notes 4 5/8s, 2020	1,060,000	1,097,190

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020	50,000	53,750

Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty
sr. notes 9s, 2017	60,000	53,550

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6 7/8s, 2033	15,000	15,038

Sealed Air Corp. 144A sr. unsec. bonds 5 1/2s, 2025	15,000	15,225

Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	37,000	40,515

Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	40,000	39,850

Sealed Air Corp. 144A sr. unsec. notes 5 1/8s, 2024	25,000	24,500

Sealed Air Corp. 144A sr. unsec. notes 4 7/8s, 2022	20,000	19,775

Smurfit Kappa Treasury Funding, Ltd. company guaranty sr.
unsub. notes 7 1/2s, 2025 (Ireland)	45,000	54,788

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2022	47,000	46,178

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2019	13,000	13,293

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2024	30,000	27,506

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/4s, 2023	4,000	3,660

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/8s, 2021	10,000	9,475

TMS International Corp. 144A company guaranty sr. unsec.
notes 7 5/8s, 2021	80,000	74,400

Univar, Inc. 144A sr. unsec. notes 6 3/4s, 2023	155,000	143,763

Dynamic Asset Allocation Conservative Fund 41

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Basic materials cont.
USG Corp. 144A company guaranty sr. unsec. notes
5 7/8s, 2021	$10,000	$10,400

USG Corp. 144A company guaranty sr. unsec. notes
5 1/2s, 2025	55,000	54,863

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec.
bonds 6s, 2023	77,000	71,418

Westvaco Corp. company guaranty sr. unsec. unsub.
notes 8.2s, 2030	575,000	789,170

Westvaco Corp. company guaranty sr. unsec. unsub. notes
7.95s, 2031	175,000	227,451

Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s, 2032 R	260,000	326,798

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5 5/8s, 2024	75,000	73,500

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5 1/8s, 2021	35,000	34,563

12,420,449
Capital goods (0.8%)
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020	188,000	187,530

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 7 3/4s, 2019	122,000	134,200

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 6 1/4s, 2021	290,000	289,275

Amstead Industries, Inc. 144A company guaranty sr. unsec.
notes 5 3/8s, 2024	35,000	34,038

Amstead Industries, Inc. 144A company guaranty sr. unsec.
notes 5s, 2022	85,000	83,725

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes
6 1/2s, 2023 (Canada)	40,000	40,400

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5 1/2s, 2022	50,000	48,375

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5 1/4s, 2024	25,000	23,125

Berry Plastics Corp. company guaranty notes 5 1/2s, 2022	24,000	23,340

Berry Plastics Corp. company guaranty unsub. notes
5 1/8s, 2023	20,000	18,850

Berry Plastics Escrow, LLC/Berry Plastics Escrow Corp. 144A
notes 6s, 2022 ##	25,000	25,063

Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019	190,000	210,707

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)	60,000	51,300

Bombardier, Inc. 144A sr. unsec. notes 7 1/2s, 2025 (Canada)	10,000	7,500

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020	140,000	151,200

Covidien International Finance SA company guaranty sr. unsec.
unsub. notes 6s, 2017 (Luxembourg)	525,000	573,348

Crown Cork & Seal Co., Inc. sr. unsec. bonds 7 3/8s, 2026	35,000	38,150

Deere & Co. sr. unsec. unsub. notes 2.6s, 2022	570,000	559,742

Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023	565,000	584,775

DH Services Luxembourg Sarl 144A company guaranty sr.
unsec. notes 7 3/4s, 2020 (Luxembourg)	40,000	40,400

42 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Capital goods cont.
Gates Global, LLC/Gates Global Co. 144A sr. unsec.
notes 6s, 2022	$75,000	$60,750

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.6s, 2042	260,000	240,712

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2 1/4s, 2022	160,000	153,362

Huntington Ingalls Industries, Inc. 144A company guaranty sr.
unsec. notes 5s, 2021	25,000	25,500

KLX, Inc. 144A company guaranty sr. unsec. unsub. notes
5 7/8s, 2022	295,000	286,979

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	326,000	444,499

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
5 7/8s, 2022	35,000	37,188

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023	35,000	28,875

Moog, Inc. 144A company guaranty sr. unsec. notes
5 1/4s, 2022	25,000	25,000

Omega US Sub, LLC 144A sr. unsec. notes 8 3/4s, 2023	60,000	52,950

Oshkosh Corp. company guaranty sr. sub. unsec. notes
5 3/8s, 2025	30,000	29,850

Oshkosh Corp. company guaranty sr. unsec. notes 5 3/8s, 2022	50,000	50,750

Owens-Brockway Glass Container, Inc. 144A company guaranty
sr. unsec. notes 5 3/8s, 2025	25,000	24,000

Pittsburgh Glass Works, LLC 144A company guaranty sr.
notes 8s, 2018	69,000	71,415

Raytheon Co. sr. unsec. notes 4 7/8s, 2040	195,000	214,837

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9 7/8s, 2019	100,000	103,500

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5 3/8s, 2024	209,000	214,486

Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	73,000	70,628

TransDigm, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2021	54,000	56,295

TransDigm, Inc. company guaranty sr. unsec. sub. notes
6 1/2s, 2024	108,000	101,504

TransDigm, Inc. company guaranty sr. unsec. sub. notes
5 1/2s, 2020	10,000	9,531

United Technologies Corp. sr. unsec. notes 5 3/8s, 2017	437,000	474,947

ZF North America Capital, Inc. 144A company guaranty sr.
unsec. unsub. notes 4 1/2s, 2022	175,000	165,375

6,067,976
Communication services (2.3%)
America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 2 3/8s, 2016 (Mexico)	205,000	206,549

American Tower Corp. sr. unsec. notes 4s, 2025 R	735,000	717,153

AT&T, Inc. sr. unsec. notes 4 3/4s, 2046	567,000	519,540

AT&T, Inc. sr. unsec. unsub. notes 5.8s, 2019	360,000	400,302

AT&T, Inc. sr. unsec. unsub. notes 3.4s, 2025	568,000	542,154

AT&T, Inc. sr. unsec. unsub. notes 1.7s, 2017	525,000	526,968

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	27,000	28,148

Dynamic Asset Allocation Conservative Fund 43

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Communication services cont.
Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	$30,000	$26,700

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	37,000	37,000

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021	42,000	42,210

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	23,000	21,563

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. bonds 5 1/8s, 2023	65,000	59,638

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2022	34,000	34,255

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019	13,000	13,260

CCO Safari II, LLC 144A company guaranty sr. notes
6.484s, 2045	673,000	678,956

CCO Safari II, LLC 144A company guaranty sr. notes
4.908s, 2025	337,000	335,383

CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023	50,000	43,750

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	13,000	12,098

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5 1/8s, 2021	88,000	77,495

Comcast Corp. company guaranty sr. unsec. unsub. bonds
6 1/2s, 2017	525,000	560,883

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95s, 2037	539,000	709,433

Comcast Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2035	82,000	104,395

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.45s, 2037	300,000	379,660

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R	80,000	84,616

Crown Castle International Corp. sr. unsec. unsub. notes
4 7/8s, 2022 R	24,000	24,840

Crown Castle Towers, LLC 144A company guaranty sr. notes
6.113s, 2020	410,000	456,025

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883s, 2020	115,000	124,220

CSC Holdings, LLC sr. unsec. unsub. bonds 5 1/4s, 2024	37,000	29,184

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	146,000	129,575

Deutsche Telekom International Finance BV company guaranty
8 3/4s, 2030 (Netherlands)	163,000	233,037

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5 7/8s, 2024	45,000	38,222

Frontier Communications Corp. sr. unsec. notes 6 1/4s, 2021	5,000	4,163

Frontier Communications Corp. sr. unsec. unsub. notes
7 5/8s, 2024	14,000	11,690

Frontier Communications Corp. 144A sr. unsec. notes 11s, 2025	55,000	53,213

Frontier Communications Corp. 144A sr. unsec. notes
10 1/2s, 2022	100,000	97,500

Frontier Communications Corp. 144A sr. unsec. notes
8 7/8s, 2020	25,000	24,500

Intelsat Jackson Holdings SA company guaranty sr. unsec.
bonds 6 5/8s, 2022 (Bermuda)	23,000	17,940

44 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Communication services cont.
Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)	$47,000	$43,358

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
8 1/8s, 2023 (Luxembourg)	59,000	38,350

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7 3/4s, 2021 (Luxembourg)	128,000	84,480

Koninklijke KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	135,000	177,928

Level 3 Communications, Inc. sr. unsec. unsub. notes
5 3/4s, 2022	20,000	19,625

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2020	45,000	46,575

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 6 1/8s, 2021	50,000	51,401

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 5 3/8s, 2022	60,000	58,350

Orange SA sr. unsec. unsub. notes 4 1/8s, 2021 (France)	201,000	215,282

Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s,
2023 (Canada)	34,000	33,575

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	44,000	46,558

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	55,000	61,360

Rogers Communications, Inc. company guaranty sr. unsec.
unsub. notes 4 1/2s, 2043 (Canada)	410,000	386,680

SBA Communications Corp. sr. sub. unsec. notes 4 7/8s, 2022	40,000	39,250

SBA Telecommunications, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2020	14,000	14,420

Sprint Capital Corp. company guaranty 6 7/8s, 2028	92,000	66,010

Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020	27,000	22,613

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9s, 2018	104,000	109,127

Sprint Corp. company guaranty sr. unsec. notes 7 7/8s, 2023	195,000	157,828

Sprint Corp. company guaranty sr. unsec. notes 7 1/4s, 2021	184,000	150,650

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.836s, 2023	2,000	1,980

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.633s, 2021	20,000	19,950

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 5/8s, 2023	197,000	194,538

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.464s, 2019	17,000	17,298

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2025	335,000	321,600

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2021	60,000	59,400

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2022	93,000	90,443

T-Mobile USA, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2023	20,000	19,300

TCI Communications, Inc. sr. unsec. unsub. notes 7 1/8s, 2028	365,000	472,565

Telecom Italia SpA 144A sr. unsec. notes 5.303s, 2024 (Italy)	300,000	293,250

Dynamic Asset Allocation Conservative Fund 45

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Communication services cont.
Telefonica Emisiones SAU company guaranty sr. unsec. notes
4.57s, 2023 (Spain)	$300,000	$313,713

Verizon Communications, Inc. sr. unsec. notes 6.35s, 2019	152,000	173,187

Verizon Communications, Inc. sr. unsec. notes 2 5/8s, 2020	397,000	398,178

Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033	33,000	37,805

Verizon Communications, Inc. sr. unsec. unsub. notes
4.522s, 2048	2,321,000	2,039,667

Verizon Communications, Inc. sr. unsec. unsub. notes 4.4s, 2034	775,000	721,105

Verizon New Jersey, Inc. company guaranty sr. unsec. unsub.
bonds 8s, 2022	165,000	205,867

Verizon New York, Inc. company guaranty sr. unsec. notes
Ser. B, 7 3/8s, 2032	291,000	336,601

Verizon Pennsylvania, Inc. company guaranty sr. unsec. bonds
8.35s, 2030	505,000	626,819

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)	129,000	126,259

Vodafone Group PLC sr. unsec. unsub. notes 1 1/4s, 2017
(United Kingdom)	909,000	903,933

West Corp. 144A company guaranty sr. unsec. notes
5 3/8s, 2022	110,000	101,613

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. notes 10 1/4s, 2019	90,000	90,675

Windstream Services, LLC company guaranty sr. unsec. unsub.
notes 7 3/4s, 2021	70,000	54,250

Windstream Services, LLC company guaranty sr. unsec. unsub.
notes 6 3/8s, 2023	69,000	49,721

16,899,355
Consumer cyclicals (3.3%)
21st Century Fox America, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2024	300,000	378,587

21st Century Fox America, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2045	1,048,000	1,437,893

Amazon.com, Inc. sr. unsec. notes 1.2s, 2017	517,000	514,842

AMC Entertainment, Inc. company guaranty sr. unsec. sub.
notes 5 7/8s, 2022	33,000	33,165

AMC Entertainment, Inc. 144A sr. unsec. notes 5 3/4s, 2025	40,000	38,900

American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10 1/4s, 2022	65,000	66,300

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	482,000	529,284

Bed Bath & Beyond, Inc. sr. unsec. notes 5.165s, 2044	330,000	312,555

Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017	99,000	96,030

Bon-Ton Department Stores, Inc. (The) company guaranty
notes 8s, 2021	52,000	30,680

Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6 7/8s, 2023	40,000	40,600

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)	63,000	62,213

46 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)	$95,000	$91,675

Building Materials Corp. of America 144A sr. unsec. notes
6 3/4s, 2021	37,000	39,405

Building Materials Corp. of America 144A sr. unsec. notes
5 3/8s, 2024	90,000	88,875

CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	310,000	402,658

CCM Merger, Inc. 144A company guaranty sr. unsec. notes
9 1/8s, 2019	37,000	39,220

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5 3/8s, 2024	13,000	13,033

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5 1/4s, 2021	40,000	40,500

Cinemark USA, Inc. company guaranty sr. unsec. notes
5 1/8s, 2022	10,000	9,800

Cinemark USA, Inc. company guaranty sr. unsec. notes
4 7/8s, 2023	17,000	16,235

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021	15,000	15,675

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. notes 7 5/8s, 2020	54,000	54,810

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6 1/2s, 2022	190,000	190,713

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019	29,000	20,808

Daimler Finance North America, LLC 144A company guaranty
sr. unsec. unsub. notes 2 3/8s, 2018	972,000	973,406

Dana Holding Corp. sr. unsec. notes 5 1/2s, 2024	30,000	28,875

Dana Holding Corp. sr. unsec. unsub. notes 6s, 2023	115,000	115,863

Diageo Investment Corp. company guaranty sr. unsec.
debs. 8s, 2022	135,000	174,711

Dollar General Corp. sr. unsec. notes 3 1/4s, 2023	445,000	424,061

Eldorado Resorts, Inc. 144A sr. unsec. notes 7s, 2023	70,000	68,775

Entercom Radio, LLC company guaranty sr. unsec. sub. notes
10 1/2s, 2019	59,000	61,803

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95s, 2020	350,000	387,940

Family Tree Escrow, LLC 144A sr. unsec. unsub. notes
5 3/4s, 2023	20,000	20,750

Family Tree Escrow, LLC 144A sr. unsec. unsub. notes
5 1/4s, 2020	15,000	15,381

FCA US, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021	200,000	212,240

First Cash Financial Services, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2021 (Mexico)	24,000	24,000

Ford Motor Co. sr. unsec. unsub. bonds 7.7s, 2097	95,000	110,812

Ford Motor Co. sr. unsec. unsub. notes 9.98s, 2047	245,000	349,461

Ford Motor Co. sr. unsec. unsub. notes 7.45s, 2031	575,000	714,271

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	140,000	177,344

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020	865,000	1,035,958

Dynamic Asset Allocation Conservative Fund 47

CORPORATE BONDS AND NOTES (24.9%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Garda World Security Corp. 144A company guaranty sr. unsec.
unsub. notes 7 1/4s, 2021 (Canada)		$37,000	$33,948

General Motors Co. sr. unsec. unsub. notes 6 1/4s, 2043		15,000	15,955

General Motors Co. sr. unsec. unsub. notes 5.2s, 2045		135,000	126,690

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3 1/4s, 2018		80,000	80,929

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3s, 2017		163,000	164,799

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. Notes 3.45s, 2022		675,000	649,273

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.3s, 2025		200,000	193,483

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4s, 2025		95,000	89,965

Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018		37,000	32,560

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. notes 4 7/8s, 2020		57,000	57,713

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. notes 4 3/8s, 2018		155,000	156,163

Gray Television, Inc. company guaranty sr. unsec. notes
7 1/2s, 2020		63,000	64,575

Great Canadian Gaming Corp. 144A company guaranty sr.
unsec. notes 6 5/8s, 2022 (Canada)	CAD	70,000	53,765

Grupo Televisa SAB sr. unsec. bonds 6 5/8s, 2040 (Mexico)		$360,000	388,836

Historic TW, Inc. company guaranty sr. unsec. unsub. bonds
9.15s, 2023		105,000	138,321

Home Depot, Inc. (The) sr. unsec. notes 5.95s, 2041		300,000	377,915

Home Depot, Inc. (The) sr. unsec. unsub. notes 2 5/8s, 2022		475,000	474,794

Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R		147,000	166,311

Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R		658,000	714,496

Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021		315,000	320,009

Hyatt Hotels Corp. sr. unsec. unsub. notes 3 3/8s, 2023		80,000	77,991

Igloo Holdings Corp. 144A sr. unsec. unsub. notes
8 1/4s, 2017 ‡‡		70,000	70,175

iHeartCommunications, Inc. company guaranty sr.
notes 9s, 2021		100,000	84,025

iHeartCommunications, Inc. company guaranty sr.
notes 9s, 2019		79,000	67,940

INVISTA Finance, LLC 144A company guaranty sr. notes
4 1/4s, 2019		130,000	125,450

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021		52,000	53,560

JC Penney Corp, Inc. company guaranty sr. unsec. bonds
8 1/8s, 2019		25,000	25,000

JC Penney Corp, Inc. company guaranty sr. unsec. unsub. notes
5.65s, 2020		135,000	121,500

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡		45,000	36,000

Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019		105,000	97,125

Johnson Controls, Inc. sr. unsec. notes 4.95s, 2064		405,000	359,188

48 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Consumer cyclicals cont.
L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	$40,000	$44,450

L Brands, Inc. sr. unsec. notes 5 5/8s, 2022	23,000	24,179

Lamar Media Corp. company guaranty sr. sub. notes
5 7/8s, 2022	27,000	28,046

Lamar Media Corp. company guaranty sr. unsec. notes
5 3/8s, 2024	40,000	40,400

Lender Processing Services, Inc./Black Knight Lending
Solutions, Inc. company guaranty sr. unsec. unsub. notes
5 3/4s, 2023	37,000	39,405

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	110,000	106,788

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 1/2s, 2019	25,000	25,275

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	80,000	82,000

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 6.9s, 2029	159,000	193,431

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5 1/8s, 2042	190,000	178,057

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 4.3s, 2043	500,000	423,042

Masonite International Corp. 144A company guaranty sr. unsec.
notes 5 5/8s, 2023	25,000	25,500

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	60,000	58,200

McGraw Hill Financial, Inc. 144A company guaranty sr. unsec.
notes 4.4s, 2026	355,000	360,259

Media General Financing Sub, Inc. 144A sr. unsec. notes
5 7/8s, 2022	60,000	59,550

MGM Resorts International company guaranty sr. unsec. notes
6 3/4s, 2020	50,000	51,625

MGM Resorts International company guaranty sr. unsec. notes
5 1/4s, 2020	90,000	88,650

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8 5/8s, 2019	65,000	71,338

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6 5/8s, 2021	45,000	46,013

Navistar International Corp. sr. notes 8 1/4s, 2021	59,000	47,348

Neiman Marcus Group, LLC (The) company guaranty sr. notes
7 1/8s, 2028	40,000	39,600

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
notes 8 3/4s, 2021 ‡‡	150,000	154,500

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. notes 5 1/2s, 2021 (Luxembourg)	65,000	65,000

Nordstrom, Inc. sr. unsec. notes 5s, 2044	195,000	208,753

Nordstrom, Inc. sr. unsec. unsub. notes 6.95s, 2028	620,000	775,186

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	70,000	73,500

O’Reilly Automotive, Inc. company guaranty sr. unsec. unsub.
notes 3.85s, 2023	90,000	92,413

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. notes 5 7/8s, 2025	30,000	30,525

Dynamic Asset Allocation Conservative Fund 49

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. notes 5 5/8s, 2024	$57,000	$57,713

Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A
sr. unsec. notes 5 5/8s, 2024	5,000	5,069

Owens Corning company guaranty sr. unsec. notes 9s, 2019	20,000	23,782

Penn National Gaming, Inc. sr. unsec. notes 5 7/8s, 2021	74,000	74,648

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/4s, 2022	53,000	53,133

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/8s, 2024	45,000	44,100

Petco Animal Supplies, Inc. 144A company guaranty sr. unsec.
notes 9 1/4s, 2018	27,000	27,439

Petco Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2017 ‡‡	25,000	25,188

Priceline Group, Inc. (The) sr. unsec. unsub. notes 3.65s, 2025	570,000	566,552

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	60,000	69,000

QVC, Inc. company guaranty sr. notes 4.85s, 2024	120,000	116,270

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023	240,000	229,500

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2022	105,000	103,163

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019	51,000	53,040

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018	63,000	66,386

Sabre GLBL, Inc. 144A company guaranty sr. notes 5 3/8s, 2023	55,000	54,175

Scientific Games Corp. company guaranty sr. unsec. sub. notes
8 1/8s, 2018	15,000	13,950

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10s, 2022	170,000	148,325

Scientific Games International, Inc. company guaranty sr. unsec.
sub. notes 6 1/4s, 2020	15,000	10,763

Scientific Games International, Inc. 144A company guaranty sr.
notes 7s, 2022	45,000	44,325

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
6 3/8s, 2021	40,000	40,200

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
5 3/8s, 2021	119,000	116,323

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
notes 5 5/8s, 2024	15,000	13,631

Sirius XM Radio, Inc. 144A company guaranty sr. unsec.
notes 6s, 2024	43,000	43,108

Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	90,000	91,800

Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022	13,000	13,488

Six Flags Entertainment Corp. 144A company guaranty sr.
unsec. unsub. notes 5 1/4s, 2021	90,000	90,000

Spectrum Brands, Inc. company guaranty sr. unsec. notes
6 5/8s, 2022	3,000	3,184

Spectrum Brands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020	3,000	3,165

Spectrum Brands, Inc. 144A company guaranty sr. unsec. notes
5 3/4s, 2025	35,000	35,700

50 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Spectrum Brands, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 1/8s, 2024	$30,000	$30,900

Standard Pacific Corp. company guaranty sr. unsec. notes
6 1/4s, 2021	50,000	53,375

Standard Pacific Corp. company guaranty sr. unsec. notes
5 7/8s, 2024	25,000	25,625

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	48,000	45,120

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 5/8s, 2024	23,000	21,994

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 1/4s, 2021	20,000	19,900

TEGNA, Inc. company guaranty sr. unsec. bonds 5 1/8s, 2020	27,000	27,675

TEGNA, Inc. company guaranty sr. unsec. bonds 5 1/8s, 2019	19,000	19,285

TEGNA, Inc. 144A company guaranty sr. unsec. notes
4 7/8s, 2021	90,000	88,200

Tiffany & Co. sr. unsec. unsub. notes 4.9s, 2044	355,000	343,084

Toyota Motor Credit Corp. sr. unsec. unsub. notes
Ser. MTN, 2s, 2018	486,000	491,094

Toyota Motor Credit Corp. sr. unsec. unsub. notes Ser. MTN,
1 1/4s, 2017	525,000	525,649

Tri Pointe Holdings, Inc. sr. unsec. notes 5 7/8s, 2024	100,000	98,000

Tribune Media Co. 144A company guaranty sr. unsec. notes
5 7/8s, 2022	50,000	48,500

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4 1/2s, 2021	14,000	13,790

Univision Communications, Inc. 144A company guaranty sr.
notes 5 1/8s, 2025	15,000	14,063

Univision Communications, Inc. 144A company guaranty sr.
unsec. notes 8 1/2s, 2021	93,000	96,720

Vulcan Materials Co. sr. unsec. unsub. notes 4 1/2s, 2025	70,000	68,163

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037	198,000	259,955

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 5s, 2040	120,000	134,330

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 4 7/8s, 2040	655,000	727,060

Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021	120,000	122,954

Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041	50,000	52,069

23,876,219
Consumer staples (1.8%)
Altria Group, Inc. company guaranty sr. unsec. bonds 4s, 2024	128,000	132,477

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85s, 2022	500,000	489,922

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. notes 1 1/4s, 2018	525,000	520,469

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 8.2s, 2039	530,000	745,497

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 2 1/2s, 2022	500,000	478,442

Ashtead Capital, Inc. 144A company guaranty notes
5 5/8s, 2024	200,000	199,000

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023	50,000	48,402

Dynamic Asset Allocation Conservative Fund 51

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Consumer staples cont.
BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4 5/8s, 2022 (Canada)	$215,000	$210,163

BC ULC/New Red Finance, Inc. 144A notes 6s, 2022 (Canada)	110,000	111,650

Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
notes 6 3/8s, 2023	25,000	25,063

BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019	133,000	127,680

Bunge, Ltd. Finance Corp. company guaranty sr. unsec. notes
8 1/2s, 2019	10,000	11,947

Bunge, Ltd. Finance Corp. company guaranty sr. unsec. unsub.
notes 4.1s, 2016	90,000	91,127

Cargill, Inc. 144A sr. unsec. notes 4.1s, 2042	315,000	301,410

CEC Entertainment, Inc. company guaranty sr. unsec.
notes 8s, 2022	50,000	49,250

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	155,000	141,825

Coca-Cola Co. (The) sr. unsec. unsub. notes 3.2s, 2023	340,000	349,004

ConAgra Foods, Inc. sr. unsec. notes 7s, 2019	776,000	892,517

Constellation Brands, Inc. company guaranty sr. unsec. notes
4 1/4s, 2023	14,000	13,965

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016	45,000	46,800

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022	50,000	54,625

Corrections Corp. of America company guaranty sr. unsec. notes
4 5/8s, 2023 R	84,000	80,640

Corrections Corp. of America company guaranty sr. unsec. notes
4 1/8s, 2020 R	13,000	12,935

CVS Health Corp. sr. unsec. unsub. notes 2 1/4s, 2018	525,000	532,631

CVS Pass-Through Trust sr. notes 6.036s, 2028	52,263	59,095

CVS Pass-Through Trust 144A sr. mtge. notes 4.704s, 2036	257,853	268,953

Dean Foods Co. 144A sr. unsec. notes 6 1/2s, 2023	50,000	50,813

Diageo Capital PLC company guaranty sr. unsec. unsub. notes
1 1/2s, 2017 (United Kingdom)	770,000	772,176

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	117,000	70,200

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
bonds 4 1/2s, 2045	385,000	356,051

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 7s, 2037	300,000	373,060

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 5 5/8s, 2042	363,000	389,271

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 3.85s, 2024	139,000	141,116

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020 (Brazil)	17,000	17,723

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)	140,000	145,250

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)	30,000	31,125

Kraft Foods Group, Inc. sr. unsec. notes Ser. 144A, 6 7/8s, 2039	375,000	466,163

Kraft Foods Group, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	350,000	422,671

Kroger Co. (The) company guaranty sr. unsec. notes 6.9s, 2038	655,000	824,330

52 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Consumer staples cont.
Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	$17,000	$17,425

Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020	112,000	119,560

McDonald’s Corp. sr. unsec. bonds 6.3s, 2037	300,000	367,146

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	270,000	309,847

Molson Coors Brewing Co. company guaranty sr. unsec. unsub.
notes 5s, 2042	230,000	202,802

PepsiCo, Inc. sr. unsec. notes 7.9s, 2018	82,000	96,935

PepsiCo, Inc. sr. unsec. unsub. notes 4 1/4s, 2044	405,000	400,109

PepsiCo, Inc. sr. unsec. unsub. notes 1 1/4s, 2017	521,000	524,534

Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5 3/4s, 2025	30,000	29,475

Prestige Brands, Inc. 144A sr. unsec. notes 5 3/8s, 2021	42,000	40,950

Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 5 3/4s, 2021	67,000	64,990

Rite Aid Corp. 144A company guaranty sr. unsec. notes
6 1/8s, 2023	65,000	64,513

United Rentals North America, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2022	25,000	26,500

United Rentals North America, Inc. company guaranty sr. unsec.
notes 5 3/4s, 2024	24,000	22,980

United Rentals North America, Inc. company guaranty sr. unsec.
notes 5 1/2s, 2025	65,000	60,856

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 6 1/8s, 2023	47,000	46,853

Vander Intermediate Holding II Corp. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡	60,000	48,300

Walgreens Boots Alliance, Inc. company guaranty sr. unsec.
unsub. notes 3.3s, 2021	400,000	404,897

WhiteWave Foods Co. (The) company guaranty sr. unsec.
unsub. notes 5 3/8s, 2022	65,000	67,438

12,971,548
Energy (1.7%)
Anadarko Petroleum Corp. sr. notes 5.95s, 2016	21,000	21,821

Anadarko Petroleum Corp. sr. unsec. notes 6.45s, 2036	125,000	137,518

Anadarko Petroleum Corp. sr. unsec. unsub. notes 6.95s, 2019	185,000	208,775

Antero Resources Corp. company guaranty sr. unsec. notes
5 1/8s, 2022	37,000	31,820

Antero Resources Corp. 144A company guaranty sr. unsec.
notes 5 5/8s, 2023	35,000	30,713

Antero Resources Finance Corp. company guaranty sr. unsec.
notes 5 3/8s, 2021	43,000	37,840

Apache Corp. sr. unsec. unsub. notes 5.1s, 2040	45,000	42,263

Apache Corp. sr. unsec. unsub. notes 3 1/4s, 2022	192,000	186,927

Baytex Energy Corp. 144A company guaranty sr. unsec. notes
5 5/8s, 2024 (Canada)	28,000	22,120

Baytex Energy Corp. 144A company guaranty sr. unsec. notes
5 1/8s, 2021 (Canada)	8,000	6,480

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 3.2s, 2016 (United Kingdom)	570,000	576,465

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 2.315s, 2020 (United Kingdom)	325,000	326,156

Dynamic Asset Allocation Conservative Fund 53

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Energy cont.
BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 1.846s, 2017 (United Kingdom)	$525,000	$529,513

Calfrac Holdings LP 144A company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020	14,000	8,750

California Resources Corp. company guaranty sr. unsec.
notes 6s, 2024	160,000	95,300

California Resources Corp. company guaranty sr. unsec.
notes 5s, 2020	85,000	54,665

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s,
2017 (Canada)	1,045,000	1,102,804

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021	17,000	5,175

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5 3/4s, 2023	89,000	58,045

Chesapeake Energy Corp. company guaranty sr. unsec. notes
4 7/8s, 2022	27,000	17,618

Chesapeake Energy Corp. company guaranty sr. unsec. unsub.
notes 6 1/8s, 2021	27,000	18,816

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield
Finance, Inc. company guaranty sr. unsec. unsub. notes
6 5/8s, 2019	54,000	33,615

Chevron Corp. sr. unsec. unsub. notes 1.104s, 2017	517,000	514,928

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022	54,000	53,055

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023	54,000	51,300

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022	24,000	22,860

ConocoPhillips Co. company guaranty sr. unsec. notes
1.05s, 2017	525,000	520,799

CONSOL Energy, Inc. company guaranty sr. unsec. unsub. notes
5 7/8s, 2022	33,000	22,193

DCP Midstream Operating LP company guaranty sr. unsec.
notes 2.7s, 2019	180,000	161,114

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021	7,000	4,428

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
5 1/2s, 2022	33,000	19,635

EQT Midstream Partners LP company guaranty sr. unsec.
notes 4s, 2024	50,000	44,137

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018	34,000	10,030

Exterran Partners LP/EXLP Finance Corp. company guaranty sr.
unsec. notes 6s, 2022	127,000	106,363

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022	89,000	78,120

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. unsub. notes 6 7/8s, 2023	30,000	26,543

FTS International, Inc. 144A company guaranty sr. FRN
7.837s, 2020	20,000	14,806

54 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Energy cont.
Gulfport Energy Corp. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2020	$20,000	$19,650

Gulfport Energy Corp. 144A company guaranty sr. unsec. notes
6 5/8s, 2023	40,000	36,800

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 9 3/4s, 2020	10,000	3,400

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021	114,000	34,200

Halcon Resources Corp. 144A company guaranty notes
8 5/8s, 2020	30,000	25,050

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	140,000	157,080

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020	40,000	42,050

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. unsec. notes 5 1/2s, 2022	13,000	12,675

Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec.
notes 5s, 2024	20,000	17,000

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	40,000	49,676

Key Energy Services, Inc. company guaranty unsec. unsub.
notes 6 3/4s, 2021	63,000	21,735

Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	49,000	10,780

Linn Energy, LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/2s, 2021	25,000	5,188

Linn Energy, LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/4s, 2019	110,000	28,050

Lone Pine Resources Canada, Ltd. escrow company guaranty sr.
unsec. unsub. notes 10 3/8s, 2017 (Canada) F	59,000	3

Lukoil International Finance BV 144A company guaranty sr.
unsec. notes 4.563s, 2023 (Russia)	200,000	178,520

Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	125,000	132,713

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016
(In default) †	130,000	39,000

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	90,000	87,300

Newfield Exploration Co. sr. unsec. unsub. notes 5 3/8s, 2026	35,000	32,025

Noble Holding International, Ltd. company guaranty sr. unsec.
notes 6.05s, 2041	285,000	178,132

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6 7/8s, 2023	25,000	19,125

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6 7/8s, 2022	95,000	75,269

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/8s, 2023 (Cayman Islands)	50,000	16,000

Paragon Offshore PLC 144A company guaranty sr. unsec. notes
6 3/4s, 2022	25,000	3,250

Paragon Offshore PLC 144A company guaranty sr. unsec.
unsub. notes 7 1/4s, 2024	90,000	11,700

Pertamina Persero PT 144A sr. unsec. unsub. notes 4.3s,
2023 (Indonesia)	200,000	182,470

Dynamic Asset Allocation Conservative Fund 55

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Energy cont.
PetroBakken Energy, Ltd. sr. unsec. notes Ser. REGS, 8 5/8s,
2020 (Canada)	$30,000	$6,600

Petroleos de Venezuela SA sr. unsec. notes 5 1/8s,
2016 (Venezuela)	115,000	79,350

Petroleos de Venezuela SA 144A company guaranty sr. notes
8 1/2s, 2017 (Venezuela)	950,000	638,875

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6s, 2026 (Venezuela)	270,000	86,387

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6 3/8s, 2045 (Mexico)	150,000	134,760

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5 1/2s, 2021 (Mexico)	900,000	945,158

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4 7/8s, 2024 (Mexico)	150,000	145,185

Petroleos Mexicanos 144A company guaranty sr. unsec. notes
4 1/2s, 2026 (Mexico)	50,000	45,884

Petroleos Mexicanos 144A company guaranty sr. unsec. unsub.
notes 5 5/8s, 2046 (Mexico)	270,000	218,446

Phillips 66 company guaranty sr. unsec. unsub. notes
2.95s, 2017	525,000	537,097

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. notes 5 5/8s, 2022	30,000	26,400

Rose Rock Midstream LP/Rose Rock Finance Corp. 144A
company guaranty sr. unsec. notes 5 5/8s, 2023	35,000	30,450

Sabine Pass LNG LP company guaranty sr. notes 6 1/2s, 2020	20,000	19,350

Samson Investment Co. company guaranty sr. unsec. unsub.
notes 9 3/4s, 2020 (In default) †	113,000	1,695

SandRidge Energy, Inc. 144A company guaranty notes
8 3/4s, 2020	75,000	45,469

Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6 3/4s,
2023 (Canada)	35,000	31,325

Seven Generations Energy, Ltd. 144A sr. unsec. notes 8 1/4s,
2020 (Canada)	62,000	59,675

Seventy Seven Energy, Inc. sr. unsec. notes 6 1/2s, 2022	15,000	6,000

Shell International Finance BV company guaranty sr. unsec.
unsub. notes 5.2s, 2017 (Netherlands)	564,000	596,771

Shell International Finance BV company guaranty sr. unsec.
unsub. notes 2 1/8s, 2020 (Netherlands)	140,000	140,121

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	23,000	21,850

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	10,000	9,200

Statoil ASA company guaranty sr. unsec. notes 5.1s,
2040 (Norway)	170,000	187,268

Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)	14,000	7,840

Total Capital International SA company guaranty sr. unsec.
unsub. notes 1.55s, 2017 (France)	517,000	520,786

Triangle USA Petroleum Corp. 144A sr. unsec. notes
6 3/4s, 2022	25,000	10,500

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	60,000	50,100

Weatherford International, LLC company guaranty sr. unsec.
unsub. notes 6.8s, 2037	90,000	69,965

56 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Energy cont.
Weatherford International, Ltd./Bermuda company guaranty sr.
unsec. notes 9 7/8s, 2039 (Bermuda)	$300,000	$299,752

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	104,000	89,960

Williams Cos., Inc. (The) notes 7 3/4s, 2031	4,000	3,543

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	15,000	15,242

Williams Cos., Inc. (The) sr. unsec. notes 4.55s, 2024	240,000	190,303

Williams Partners LP sr. unsec. notes 5.4s, 2044	75,000	60,099

Williams Partners LP sr. unsec. notes 4.3s, 2024	75,000	68,057

Williams Partners LP/ACMP Finance Corp. company guaranty sr.
unsec. unsub. notes 6 1/8s, 2022	17,000	17,297

Williams Partners LP/ACMP Finance Corp. company guaranty sr.
unsec. unsub. notes 4 7/8s, 2023	90,000	82,800

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	17,000	14,620

12,136,531
Financials (8.6%)
Abbey National Treasury Services PLC/London company
guaranty sr. unsec. unsub. notes 1 3/8s, 2017 (United Kingdom)	564,000	563,970

ABN Amro Bank NV 144A sr. unsec. notes 2.45s,
2020 (Netherlands)	605,000	609,383

Aflac, Inc. sr. unsec. notes 6.9s, 2039	135,000	175,001

Air Lease Corp. sr. unsec. unsub. notes 3 3/4s, 2022	85,000	84,552

Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5 3/8s, 2022	50,000	48,750

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8s, 2031	80,000	92,675

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8s, 2020	24,000	27,600

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020	44,000	49,940

Ally Financial, Inc. unsec. sub. notes 8s, 2018	30,000	33,075

American Express Co. jr. unsec. sub. FRN Ser. C, 4.9s,
perpetual maturity	150,000	145,122

American Express Co. sr. unsec. bonds 8 1/8s, 2019	515,000	623,001

American Express Co. sr. unsec. notes 7s, 2018	396,000	444,905

American Express Co. sr. unsec. notes 6.15s, 2017	694,000	752,983

American International Group, Inc. jr. sub. FRB 8.175s, 2058	231,000	305,498

ARC Properties Operating Partnership LP/Clark Acquisition, LLC
company guaranty sr. unsec. unsub. notes 4.6s, 2024 R	240,000	230,400

Associates Corp. of North America sr. unsec. notes 6.95s, 2018	235,000	268,012

AXA SA 144A jr. unsec. sub. FRN 6.463s, perpetual
maturity (France)	310,000	320,463

AXA SA 144A jr. unsec. sub. FRN 6.379s, perpetual
maturity (France)	255,000	271,736

Banco Bilbao Vizcaya Argentaria SA jr. unsec. sub. FRB 9s,
perpetual maturity (Spain)	200,000	211,500

Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)	390,000	389,961

Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.1s,
perpetual maturity	622,000	603,340

Dynamic Asset Allocation Conservative Fund 57

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Financials cont.
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6 1/2s,
perpetual maturity	$25,000	$25,500

Bank of America Corp. sr. unsec. notes Ser. MTN, 1.7s, 2017	340,000	340,894

Bank of America Corp. sr. unsec. unsub. notes 2s, 2018	827,000	830,058

Bank of America, NA sub. notes Ser. BKNT, 5.3s, 2017	750,000	787,868

Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 2 1/2s,
2017 (Canada)	517,000	526,341

Bank of New York Mellon Corp. (The) sr. unsec. unsub. notes
1.969s, 2017	445,000	450,577

Bank of New York Mellon Corp. (The) 144A sr. unsec. notes
Ser. MTN, 2 1/2s, 2016	65,000	65,385

Bank of Nova Scotia sr. unsec. unsub. notes 1 3/8s,
2017 (Canada)	525,000	524,113

Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.05s,
2018 (Canada)	509,000	513,150

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. notes
1.2s, 2017 (Japan)	450,000	448,104

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	644,000	847,021

Barclays PLC jr. unsec. sub. FRB 6 5/8s, perpetual maturity
(United Kingdom)	810,000	777,600

BBVA International Preferred SAU company guaranty jr. unsec.
sub. FRB 5.919s, perpetual maturity (Spain)	55,000	55,688

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes
7 1/4s, 2018	46,000	51,499

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.3s, 2043	151,000	145,477

BNP Paribas SA company guaranty sr. unsec. unsub. bonds
Ser. MTN, 1 3/8s, 2017 (France)	678,000	678,448

BNP Paribas SA sr. unsec. notes Ser. MTN, 2 3/8s, 2017 (France)	190,000	193,064

BPCE SA 144A unsec. sub. notes 5.7s, 2023 (France)	265,000	279,430

BPCE SA 144A unsec. sub. notes 5.15s, 2024 (France)	200,000	203,099

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	140,000	152,507

Cantor Fitzgerald LP 144A unsec. notes 6 1/2s, 2022	405,000	426,097

CBL & Associates LP company guaranty sr. unsec. unsub. notes
5 1/4s, 2023 R	440,000	458,368

CBRE Services, Inc. company guaranty sr. unsec. notes
5 1/4s, 2025	25,000	25,345

CBRE Services, Inc. company guaranty sr. unsec. unsub.
notes 5s, 2023	43,000	43,222

CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2026	335,000	332,484

CIT Group, Inc. sr. unsec. notes 5s, 2023	27,000	26,865

CIT Group, Inc. sr. unsec. notes 5s, 2022	170,000	169,788

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	37,000	38,758

CIT Group, Inc. sr. unsec. unsub. notes 3 7/8s, 2019	24,000	23,865

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	44,000	45,650

Citigroup, Inc. jr. unsec. sub. FRB Ser. P, 5.95s,
perpetual maturity	416,000	392,080

Citigroup, Inc. jr. unsec. sub. FRN 5 7/8s, perpetual maturity	65,000	63,863

58 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Financials cont.
Citigroup, Inc. sr. unsec. unsub. notes 4.45s, 2017	$631,000	$656,140

Citigroup, Inc. unsec. sub. notes 5 1/2s, 2025	340,000	369,813

CNO Financial Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2025	170,000	172,550

CNO Financial Group, Inc. sr. unsec. unsub. notes 4 1/2s, 2020	35,000	35,700

Commerzbank AG 144A unsec. sub. notes 8 1/8s,
2023 (Germany)	625,000	724,756

Commonwealth Bank of Australia/New York, NY sr. unsec.
bonds Ser. GMTN, 1 5/8s, 2018	325,000	325,463

Commonwealth Bank of Australia/New York, NY sr. unsec.
unsub. bonds 1 1/8s, 2017	718,000	718,635

Community Choice Financial, Inc. company guaranty sr. notes
10 3/4s, 2019	33,000	10,890

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/
Netherlands (Rabobank Nederland) company guaranty sr.
unsec. notes 3 3/8s, 2017 (Netherlands)	470,000	483,039

Credit Acceptance Corp. company guaranty sr. unsec. bonds
6 1/8s, 2021	162,000	159,570

Credit Acceptance Corp. 144A company guaranty sr. unsec.
notes 7 3/8s, 2023	30,000	30,675

Credit Agricole SA 144A unsec. sub. notes 4 3/8s, 2025 (France)	200,000	192,134

Credit Suisse Group AG 144A jr. unsec. sub. FRN 7 1/2s,
perpetual maturity (Switzerland)	225,000	234,563

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	125,000	152,698

Deutsche Bank AG unsec. sub. notes 4 1/2s, 2025 (Germany)	401,000	389,248

Deutsche Bank AG/London sr. unsec. notes 6s, 2017
(United Kingdom)	621,000	669,262

DFC Finance Corp. 144A company guaranty sr. notes
10 1/2s, 2020	65,000	38,188

Duke Realty LP company guaranty sr. unsec. unsub. notes
4 3/8s, 2022 R	207,000	216,394

E*Trade Financial Corp. sr. unsec. unsub. notes 5 3/8s, 2022	45,000	47,700

E*Trade Financial Corp. sr. unsec. unsub. notes 4 5/8s, 2023	55,000	55,550

EPR Properties unsec. notes 5 1/4s, 2023 R	280,000	287,170

Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4 7/8s, 2024	190,000	185,250

Fifth Third Bancorp jr. unsec. sub. FRB 5.1s, perpetual maturity	93,000	85,095

Five Corners Funding Trust 144A unsec. bonds 4.419s, 2023	345,000	361,995

GE Capital Trust I unsec. sub. FRB 6 3/8s, 2067	1,450,000	1,555,125

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	1,200,000	1,625,004

General Electric Capital Corp. sr. unsec. notes
Ser. MTN, 5.4s, 2017	781,000	825,901

Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRB
6.15s, 2066	312,000	143,520

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	1,105,000	1,288,671

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.55s, 2019	615,000	618,988

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
Ser. GLOB, 2 3/8s, 2018	319,000	323,166

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 5 1/8s, 2022	160,000	177,619

Dynamic Asset Allocation Conservative Fund 59

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Financials cont.
HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	$695,000	$772,827

HCP, Inc. sr. unsec. notes 4 1/4s, 2023 R	335,000	337,160

Healthcare Realty Trust, Inc. sr. unsec. unsub. notes
3 7/8s, 2025 R	225,000	218,611

Hospitality Properties Trust sr. unsec. unsub. notes
4 1/2s, 2025 R	35,000	34,295

HSBC Bank USA NA/New York NY unsec. sub. notes Ser. BKNT,
5 5/8s, 2035 (United Kingdom)	250,000	281,895

HSBC Capital Funding LP 144A company guaranty jr. unsec.
sub. FRB 10.176s, perpetual maturity (United Kingdom)	125,000	188,125

HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	1,045,000	1,222,677

HSBC USA, Inc. sr. unsec. unsub. notes 3 1/2s, 2024	155,000	157,646

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec.
notes 8 1/8s, 2019 ‡‡	10,000	9,650

HUB International, Ltd. 144A sr. unsec. notes 7 7/8s, 2021	77,000	73,535

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6s, 2020	105,000	107,888

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2022	57,000	57,356

ING Bank NV 144A unsec. sub. notes 5.8s, 2023 (Netherlands)	1,365,000	1,481,834

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	20,000	21,300

International Lease Finance Corp. sr. unsec. unsub. notes
5 7/8s, 2022	44,000	47,080

iStar, Inc. sr. unsec. notes 5s, 2019 R	5,000	4,750

JPMorgan Chase & Co. jr. unsec. sub. FRN 7.9s,
perpetual maturity	136,000	141,270

JPMorgan Chase & Co. sr. unsec. unsub. notes 2s, 2017	523,000	527,430

JPMorgan Chase & Co. unsec. sub. notes 4 1/8s, 2026	515,000	512,963

KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.3s, 2018	618,000	621,311

KKR Group Finance Co. III, LLC 144A company guaranty sr.
unsec. unsub. bonds 5 1/8s, 2044	250,000	243,729

KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6 3/8s, 2020	525,000	615,979

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	390,000	453,375

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097	135,000	170,803

Lloyds Banking Group PLC jr. unsec. sub. FRB 7 1/2s, perpetual
maturity (United Kingdom)	340,000	347,106

Lloyds Banking Group PLC sr. unsec. sub. notes 4 1/2s, 2024
(United Kingdom)	425,000	427,231

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657s,
perpetual maturity (United Kingdom)	110,000	122,925

Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85s,
2020 (Australia)	410,000	416,559

Merrill Lynch & Co., Inc. unsec. sub. FRN 1.097s, 2026	100,000	86,434

Merrill Lynch & Co., Inc. unsec. sub. notes 6.11s, 2037	870,000	1,001,498

MetLife Capital Trust IV 144A jr. unsec. sub. notes 7 7/8s, 2037	385,000	471,625

MetLife, Inc. sr. unsec. unsub. notes 6 3/4s, 2016	540,000	561,331

MetLife, Inc. sr. unsec. unsub. notes 4 3/4s, 2021	210,000	233,200

Mid-America Apartments LP sr. unsec. notes 4.3s, 2023 R	370,000	379,609

60 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value
Financials cont.
Morgan Stanley sr. unsec. notes 4 3/4s, 2017	$620,000	$649,499

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R	45,000	47,025

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	115,000	120,606

National Australia Bank, Ltd./New York sr. unsec. notes 2.3s,
2018 (Australia)	525,000	532,684

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2020	90,000	81,900

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2021	50,000	41,500

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 5 7/8s, 2022	101,000	106,934

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 4 7/8s, 2045	290,000	258,100

Ocwen Financial Corp. 144A company guaranty sr. unsec. notes
7 1/8s, 2019	25,000	22,375

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	1,129,000	1,241,346

OneMain Financial Holdings, Inc. 144A company guaranty sr.
unsec. notes 6 3/4s, 2019	45,000	46,575

OneMain Financial Holdings, Inc. 144A company guaranty sr.
unsec. unsub. notes 7 1/4s, 2021	45,000	45,900

Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976s, 2025	745,000	750,288

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	19,000	19,000

PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021	50,000	45,000

PNC Bank NA sr. unsec. unsub. notes Ser. BKNT, 1 1/8s, 2017	525,000	525,287

Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	267,000	290,166

Progressive Corp. (The) jr. unsec. sub. FRN 6.7s, 2037	275,000	277,750

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021	57,000	54,150

Prudential Financial, Inc. jr. unsec. sub. FRN 8 7/8s, 2038	320,000	368,800

Prudential Financial, Inc. jr. unsec. sub. FRN 5 5/8s, 2043	141,000	145,935

Prudential Financial, Inc. jr. unsec. sub. FRN 5.2s, 2044	157,000	154,645

Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	120,000	126,511

Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.2s,
2018 (Canada)	525,000	532,863

Royal Bank of Scotland Group PLC jr. sub. unsec. FRN Ser. U,
7.64s, perpetual maturity (United Kingdom)	125,000	131,563

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7 1/2s,
perpetual maturity (United Kingdom	595,000	593,697

Royal Bank of Scotland Group PLC unsec. sub. notes 5 1/8s,
2024 (United Kingdom)	560,000	564,448

Royal Bank of Scotland Group PLC unsec. sub. notes 4.7s, 2018
(United Kingdom)	505,000	523,091

Royal Bank of Scotland PLC (The) company guaranty sr. unsec.
unsub. notes 6 1/8s, 2021 (United Kingdom)	625,000	728,569

Santander Holdings USA, Inc./PA sr. unsec. unsub. notes
4 5/8s, 2016	93,000	94,782

Dynamic Asset Allocation Conservative Fund 61

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Financials cont.
Santander Issuances SAU 144A company guaranty sr. unsec.
unsub. notes 5.911s, 2016 (Spain)	$300,000	$303,008

Santander UK Group Holdings PLC 144A unsec. sub. notes
4 3/4s, 2025 (United Kingdom)	430,000	424,970

Santander UK PLC 144A unsec. sub. notes 5s, 2023
(United Kingdom)	525,000	552,443

Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s,
2017 (Russia)	300,000	303,945

Select Income REIT sr. unsec. unsub. notes 3.6s, 2020 R	50,000	50,934

Select Income REIT sr. unsec. unsub. notes 2.85s, 2018 R	50,000	50,181

Simon Property Group LP sr. unsec. unsub. notes 3 3/8s, 2022 R	155,000	159,314

Simon Property Group LP sr. unsec. unsub. notes 2.2s, 2019 R	555,000	561,240

Simon Property Group LP 144A sr. unsec. unsub. notes
1 1/2s, 2018 R	476,000	475,216

Springleaf Finance Corp. sr. unsec. notes 5 1/4s, 2019	20,000	19,550

Springleaf Finance Corp. sr. unsec. unsub. notes 7 3/4s, 2021	25,000	26,688

Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020	173,000	173,649

Standard Chartered Bank 144A unsec. sub. notes 8s, 2031
(United Kingdom)	345,000	431,026

Standard Chartered PLC unsec. sub. notes 5.7s, 2022
(United Kingdom)	595,000	619,710

Svenska Handelsbanken AB company guaranty sr. unsec. notes
2 7/8s, 2017 (Sweden)	272,000	278,464

Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4 1/4s, 2042	435,000	415,255

TIERS Trust/United States 144A sr. bonds stepped-coupon
zero % (8 1/8s, 3/15/18), 2046 ††	480,000	501,600

TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
8 1/2s, 2018	17,000	13,388

Travelers Property Casualty Corp. sr. unsec. unsub. bonds
7 3/4s, 2026	190,000	254,401

UBS AG/Stamford, CT sr. unsec. unsub. notes Ser. BKNT,
5 7/8s, 2017	469,000	510,661

US Bank of NA/Cincinnati, OH sr. unsec. notes
Ser. BKNT, 1.1s, 2017	550,000	550,855

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.902s, 2020 (Russia)	200,000	201,000

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)	1,887,000	1,938,213

VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds
6.95s, 2022 (Russia)	700,000	616,000

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	500,000	545,043

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	60,000	64,473

Walter Investment Management Corp. company guaranty sr.
unsec. unsub. notes 7 7/8s, 2021	40,000	34,200

Wayne Merger Sub, LLC 144A sr. unsec. notes 8 1/4s, 2023	45,000	43,088

Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5 7/8s,
perpetual maturity	285,000	289,988

Wells Fargo & Co. sr. unsec. notes 2.1s, 2017	517,000	524,224

Westpac Banking Corp. sr. unsec. bonds 3s, 2015 (Australia)	155,000	155,739

62 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Financials cont.
Westpac Banking Corp. sr. unsec. notes 4 7/8s, 2019 (Australia)	$80,000	$88,871

WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024 R	170,000	173,478

ZFS Finance USA Trust V 144A FRB 6 1/2s, 2037	426,000	432,390

62,609,748
Health care (1.7%)
AbbVie, Inc. sr. unsec. notes 2 1/2s, 2020	590,000	586,741

AbbVie, Inc. sr. unsec. unsub. notes 2.9s, 2022	525,000	514,108

AbbVie, Inc. sr. unsec. unsub. notes 1 3/4s, 2017	471,000	472,399

Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes
6 1/8s, 2021	100,000	104,000

Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes
5 1/8s, 2022	50,000	49,250

Actavis Funding SCS company guaranty sr. unsec. unsub. notes
4 3/4s, 2045 (Luxembourg)	458,000	415,843

Actavis Funding SCS company guaranty sr. unsec. unsub. notes
3.45s, 2022 (Luxembourg)	228,000	225,386

Actavis Funding SCS company guaranty sr. unsec. unsub. notes
2.35s, 2018 (Luxembourg)	385,000	386,532

Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	318,000	395,522

AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7 7/8s, 2023	75,000	71,813

Amgen, Inc. sr. unsec. notes 3.45s, 2020	500,000	519,323

Amgen, Inc. sr. unsec. unsub. notes 2 1/8s, 2017	525,000	531,674

AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037
(United Kingdom)	99,000	128,401

AstraZeneca PLC sr. unsub. notes 5.9s, 2017 (United Kingdom)	525,000	572,015

Biogen, Inc. sr. unsec. sub. notes 3 5/8s, 2022	705,000	710,555

Capsugel SA 144A sr. unsec. notes 7s, 2019 (Luxembourg) ‡‡	44,000	44,000

Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022	65,000	64,675

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5 1/8s, 2021	10,000	10,175

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5 1/8s, 2018	10,000	10,225

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6 7/8s, 2022	10,000	10,212

Cigna Corp. sr. unsec. unsub. notes 4 1/2s, 2021	350,000	376,093

Concordia Healthcare Corp. 144A company guaranty sr. unsec.
notes 7s, 2023 (Canada)	60,000	52,500

Crimson Merger Sub, Inc. 144A sr. unsec. notes 6 5/8s, 2022	73,000	62,780

DPx Holdings BV 144A sr. unsec. notes 7 1/2s,
2022 (Netherlands)	134,000	135,340

Endo Finance, LLC 144A company guaranty sr. unsec. notes
5 3/4s, 2022	23,000	22,770

Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5 3/8s, 2023	40,000	38,450

Halyard Health, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2022	45,000	45,900

HCA, Inc. company guaranty sr. notes 5s, 2024	170,000	170,425

HCA, Inc. company guaranty sr. notes 3 3/4s, 2019	90,000	89,775

HCA, Inc. company guaranty sr. unsec. bonds 5 3/8s, 2025	15,000	14,850

Dynamic Asset Allocation Conservative Fund 63

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Health care cont.
HCA, Inc. sr. notes 6 1/2s, 2020	$130,000	$141,700

HCA, Inc. sr. unsec. notes 7 1/2s, 2022	14,000	15,750

Hologic, Inc. 144A sr. unsec. notes 5 1/4s, 2022	15,000	15,150

Jaguar Holding Co. II/Pharmaceutical Product Development,
LLC 144A company guaranty sr. unsec. notes 6 3/8s, 2023	60,000	58,350

JLL/Delta Dutch Pledgeco BV 144A sr. unsec. notes 8 3/4s,
2020 (Netherlands) ‡‡	45,000	45,450

Johnson & Johnson sr. unsec. notes 5.15s, 2018	329,000	364,582

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes
10 1/2s, 2018	88,000	92,400

Mallinckrodt International Finance SA/Mallinckrodt CB, LLC
144A company guaranty sr. unsec. unsub. notes 5 1/2s,
2025 (Luxembourg)	40,000	35,800

Medtronic, Inc. company guaranty sr. unsec. sub. notes
4 3/8s, 2035	190,000	192,070

Medtronic, Inc. company guaranty sr. unsec. sub. notes
3 1/2s, 2025	190,000	193,865

Merck & Co., Inc. sr. unsec. unsub. notes 1.3s, 2018	453,000	453,224

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.95s, 2024 R	220,000	222,393

Omega Healthcare Investors, Inc. 144A company guaranty sr.
unsec. notes 4 1/2s, 2027 R	680,000	647,700

Omnicare, Inc. sr. unsec. notes 4 3/4s, 2022	482,000	520,560

Service Corporation International sr. unsec. unsub. notes
5 3/8s, 2024	284,000	295,715

Service Corporation International sr. unsec. unsub. notes
5 3/8s, 2022	54,000	55,620

Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6 1/2s, 2023	45,000	44,663

Teleflex, Inc. company guaranty sr. unsec. notes 5 1/4s, 2024	30,000	30,150

Tenet Healthcare Corp. company guaranty sr. bonds
4 1/2s, 2021	19,000	18,715

Tenet Healthcare Corp. company guaranty sr. bonds
4 3/8s, 2021	29,000	28,275

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	63,000	67,174

Tenet Healthcare Corp. company guaranty sr. notes 6s, 2020	60,000	63,300

Tenet Healthcare Corp. 144A company guaranty sr. FRN
3.837s, 2020	60,000	59,588

UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018	235,000	258,979

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	345,000	353,537

UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95s, 2042	540,000	511,342

UnitedHealth Group, Inc. sr. unsec. unsub. notes 2 3/4s, 2023	535,000	527,271

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 7s, 2020	17,000	17,340

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 3/8s, 2020	73,000	72,909

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2021	4,000	3,800

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 1/2s, 2023	25,000	23,750

64 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Health care cont.
Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes
6 1/8s, 2025	$55,000	$52,388

Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes
5 7/8s, 2023	60,000	57,300

Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes
5 3/8s, 2020	60,000	58,200

WellCare Health Plans, Inc. sr. unsec. notes 5 3/4s, 2020	70,000	72,800

12,503,542
Technology (1.1%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 3/8s, 2020	70,000	73,063

Apple, Inc. sr. unsec. unsub. notes 4 3/8s, 2045	350,000	346,507

Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	453,000	414,543

Apple, Inc. sr. unsec. unsub. notes 3.45s, 2024	275,000	282,838

Apple, Inc. sr. unsec. unsub. notes 2.1s, 2019	25,000	25,409

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	79,000	36,538

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	97,000	76,873

Cisco Systems, Inc. company guaranty sr. unsec. unsub. notes
3.15s, 2017	595,000	614,589

Cisco Systems, Inc. sr. unsec. unsub. notes 1.1s, 2017	238,000	238,784

CommScope Technologies Finance, LLC 144A sr. unsec.
notes 6s, 2025	45,000	43,172

eBay, Inc. sr. unsec. unsub. notes 1.35s, 2017	525,000	522,012

Fidelity National Information Services, Inc. company guaranty sr.
unsec. unsub. notes 5s, 2022	76,000	79,425

First Data Corp. company guaranty sr. unsec. notes
12 5/8s, 2021	10,000	11,363

First Data Corp. company guaranty sr. unsec. sub. notes
11 3/4s, 2021	50,000	55,500

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	152,000	157,700

First Data Corp. 144A sr. notes 5 3/8s, 2023	60,000	59,400

Freescale Semiconductor, Inc. 144A company guaranty sr.
notes 5s, 2021	24,000	24,360

Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022	39,000	40,755

Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018	588,000	639,111

Hewlett-Packard Co. sr. unsec. unsub. notes 2.6s, 2017	447,000	453,632

Honeywell International, Inc. sr. unsec. unsub. notes
5 3/8s, 2041	255,000	305,407

Honeywell International, Inc. sr. unsec. unsub. notes
4 1/4s, 2021	150,000	166,895

IBM Corp. sr. unsec. unsub. notes 1 7/8s, 2022	675,000	636,071

Infor US, Inc. 144A sr. notes 5 3/4s, 2020	22,000	21,890

Infor US, Inc. 144A sr. unsec. notes 6 1/2s, 2022	140,000	128,450

Intel Corp. sr. unsec. unsub. notes 1.35s, 2017	525,000	524,061

Iron Mountain, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2023 R	47,000	47,000

Iron Mountain, Inc. 144A company guaranty sr. unsec.
notes 6s, 2020 R	30,000	30,291

Jabil Circuit, Inc. sr. unsec. notes 8 1/4s, 2018	50,000	55,875

Micron Technology, Inc. sr. unsec. bonds 5 7/8s, 2022	85,000	83,831

Dynamic Asset Allocation Conservative Fund 65

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Technology cont.
Micron Technology, Inc. 144A sr. unsec. notes 5 1/4s, 2023	$35,000	$32,193

Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	475,000	518,699

Oracle Corp. sr. unsec. unsub. notes 5 3/8s, 2040	310,000	345,151

Oracle Corp. sr. unsec. unsub. notes 4 1/8s, 2045	137,000	129,271

Oracle Corp. sr. unsec. unsub. notes 2 1/2s, 2022	200,000	195,075

Plantronics, Inc. 144A company guaranty sr. unsec. notes
5 1/2s, 2023	70,000	70,175

SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	200,000	194,000

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	34,000	28,900

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	164,000	181,532

Zebra Technologies Corp. 144A sr. unsec. unsub. notes
7 1/4s, 2022	95,000	101,175

7,991,516
Transportation (0.2%)
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6 3/8s, 2023	165,000	149,738

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	65,000	71,190

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5 3/4s, 2040	300,000	344,014

CSX Corp. sr. unsec. unsub. notes 4.1s, 2044	370,000	338,778

Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	87,994	100,313

FedEx Corp. company guaranty sr. unsec. unsub. notes
2 5/8s, 2022	75,000	73,413

United Airlines 2014-2 Class A Pass Through Trust sr. notes
Ser. A, 3 3/4s, 2026	260,000	259,675

United AirLines, Inc. pass-through certificates Ser. 07-A,
6.636s, 2022	83,407	89,246

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023	123,000	121,770

1,548,137
Utilities and power (1.7%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020	30,000	33,900

AES Corp./Virginia (The) sr. unsec. notes 5 1/2s, 2025	440,000	389,400

AES Corp./Virginia (The) sr. unsec. unsub. notes 7 3/8s, 2021	100,000	103,750

AES Corp./Virginia (The) sr. unsec. unsub. notes 4 7/8s, 2023	20,000	17,500

Appalachian Power Co. sr. unsec. unsub. notes 4.6s, 2021	245,000	266,042

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	60,000	62,339

Beaver Valley II Funding Corp. sr. bonds 9s, 2017	35,000	37,800

Calpine Corp. sr. unsec. notes 5 3/4s, 2025	100,000	93,500

Calpine Corp. 144A company guaranty sr. notes 6s, 2022	13,000	13,553

Calpine Corp. 144A company guaranty sr. notes 5 7/8s, 2024	10,000	10,363

Colorado Interstate Gas Co., LLC sr. unsec. debs. 6.85s, 2037	25,000	24,851

Commonwealth Edison Co. 1st mtge. bonds 5.9s, 2036	208,000	251,190

Consolidated Edison Co. of New York, Inc. sr. unsec. notes
7 1/8s, 2018	402,000	467,132

Consolidated Edison Co. of New York, Inc. sr. unsec. unsub.
notes 4.2s, 2042	205,000	199,749

DPL, Inc. sr. unsec. notes 6 1/2s, 2016	13,000	13,065

Duke Energy Corp. sr. unsec. unsub. notes 2.15s, 2016	435,000	439,938

Dynegy, Inc. company guaranty sr. unsec. notes 7 3/8s, 2022	5,000	5,044

66 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Utilities and power cont.
Dynegy, Inc. company guaranty sr. unsec. notes 6 3/4s, 2019	$90,000	$90,225

Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7 5/8s, 2024	5,000	5,050

EDP Finance BV 144A sr. unsec. notes 5 1/4s,
2021 (Netherlands)	200,000	211,043

Electricite de France (EDF) 144A jr. unsec. sub. FRN 5 5/8s,
perpetual maturity (France)	835,000	818,300

Electricite de France (EDF) 144A sr. unsec. notes 6.95s,
2039 (France)	70,000	90,592

Electricite de France (EDF) 144A sr. unsec. notes 6 1/2s,
2019 (France)	245,000	280,900

Electricite de France (EDF) 144A unsec. sub. FRN 5 1/4s,
perpetual maturity (France)	1,180,000	1,156,400

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 11 3/4s, 2022 (In default) †	39,671	42,250

Energy Transfer Equity LP company guaranty sr. unsec. notes
7 1/2s, 2020	34,000	33,830

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	140,000	131,246

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	120,000	120,378

Enterprise Products Operating, LLC company guaranty sr.
unsec. unsub. notes 4.85s, 2042	375,000	330,379

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 6 3/8s, 2023	30,000	22,144

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2022	75,000	60,000

EP Energy, LLC/Everest Acquisition Finance, Inc. sr. unsec.
notes 9 3/8s, 2020	117,000	100,620

FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	196,000	197,025

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	57,000	53,010

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	225,000	246,800

Kansas Gas and Electric Co. bonds 5.647s, 2021	40,512	40,917

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45s, 2023	210,000	186,311

Kinder Morgan Energy Partners LP sr. unsec. unsub.
notes 5.4s, 2044	115,000	94,965

Kinder Morgan Energy Partners LP sr. unsec. unsub. notes
3 1/2s, 2021	505,000	485,801

Kinder Morgan, Inc./DE sr. notes Ser. GMTN, 7 3/4s, 2032	17,000	17,872

MidAmerican Funding, LLC sr. bonds 6.927s, 2029	430,000	570,741

Nevada Power Co. mtge. notes 7 1/8s, 2019	310,000	360,765

NiSource Finance Corp. company guaranty sr. unsec. notes
6 1/8s, 2022	130,000	151,423

NRG Energy, Inc. company guaranty sr. unsec. notes
7 7/8s, 2021	110,000	111,513

NRG Yield Operating, LLC company guaranty sr. unsec. notes
5 3/8s, 2024	25,000	21,938

NSTAR Electric Co. sr. unsec. unsub. notes 2 3/8s,
2022 (Canada)	350,000	339,051

Oncor Electric Delivery Co., LLC sr. notes 4.1s, 2022	135,000	141,895

Oncor Electric Delivery Co., LLC 144A sr. bonds 3 3/4s, 2045	560,000	497,374

Dynamic Asset Allocation Conservative Fund 67

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Utilities and power cont.
Pacific Gas & Electric Co. sr. unsec. notes 6.05s, 2034	$153,000	$184,741

Potomac Edison Co. (The) 144A sr. bonds 5.8s, 2016	985,000	1,022,242

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.2s, 2022	465,000	488,518

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.4s, 2023	15,000	15,022

Public Service Electric & Gas Co. sr. notes Ser. MTN, 5 1/2s, 2040	215,000	258,026

Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067	467,000	398,701

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	53,000	54,313

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	34,000	32,895

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5s, 2022	25,000	24,409

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4 1/2s, 2023	24,000	22,187

Southern Star Central Corp. 144A sr. unsec. notes 5 1/8s, 2022	60,000	57,600

Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
144A company guaranty sr. notes 11 1/2s, 2020 (In default) †	54,000	20,925

TransCanada PipeLines, Ltd. jr. unsec. sub. FRN 6.35s,
2067 (Canada)	155,000	130,781

Union Electric Co. sr. notes 6.4s, 2017	265,000	287,461

		12,437,695

Total corporate bonds and notes (cost $181,742,728)		$181,462,716

MORTGAGE-BACKED SECURITIES (5.3%)*	Principal amount	Value

Agency collateralized mortgage obligations (0.7%)
Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class M1, 2.689s,
2025 (Bermuda)	$518,000	$517,676

Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, 24.962s, 2037	135,138	212,642
IFB Ser. 2979, Class AS, 23.516s, 2034	8,300	9,430
IFB Ser. 3072, Class SB, 22.893s, 2035	230,026	344,648
IFB Ser. 3249, Class PS, 21.593s, 2036	187,875	276,689
IFB Ser. 3065, Class DC, 19.24s, 2035	213,974	318,473
IFB Ser. 2990, Class LB, 16.418s, 2034	191,422	257,977
Ser. 3391, PO, zero %, 2037	11,875	10,832
Ser. 3300, PO, zero %, 2037	77,353	67,807
Ser. 3206, Class EO, PO, zero %, 2036	7,743	6,955
Ser. 3326, Class WF, zero %, 2035	5,054	4,170

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.737s, 2036	46,858	91,736
IFB Ser. 06-8, Class HP, 23.856s, 2036	160,944	255,193
IFB Ser. 05-45, Class DA, 23.709s, 2035	283,259	435,250
IFB Ser. 05-75, Class GS, 19.668s, 2035	79,186	110,186
IFB Ser. 05-106, Class JC, 19.523s, 2035	66,864	103,132
IFB Ser. 05-83, Class QP, 16.89s, 2034	35,647	47,108
Ser. 418, Class C15, IO, 3 1/2s, 2043	1,023,928	204,366
Ser. 07-64, Class LO, PO, zero %, 2037	44,057	40,922

68 Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (5.3%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 07-14, Class KO, PO, zero %, 2037	$36,022	$33,228
Ser. 06-125, Class OX, PO, zero %, 2037	3,510	3,047
Ser. 06-84, Class OT, PO, zero %, 2036	4,885	4,220

Government National Mortgage Association
IFB Ser. 13-129, Class CS, IO, 5.934s, 2042	865,291	129,473
Ser. 10-9, Class UI, IO, 5s, 2040	607,231	115,163
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	125,852	21,433
Ser. 10-107, Class NI, IO, 4 1/2s, 2039	948,428	82,978
Ser. 10-85, Class MI, IO, 4 1/2s, 2036	576,647	7,871
Ser. 13-14, IO, 3 1/2s, 2042	1,424,217	187,099
Ser. 12-141, Class WI, IO, 3 1/2s, 2041	2,616,963	306,342
Ser. 15-124, Class NI, IO, 3 1/2s, 2039	2,245,000	311,494
Ser. 15-124, Class DI, IO, 3 1/2s, 2038	1,596,000	261,345
Ser. 06-36, Class OD, PO, zero %, 2036	4,288	3,712

4,782,597
Commercial mortgage-backed securities (3.5%)
Banc of America Commercial Mortgage Trust 144A FRB
Ser. 07-5, Class XW, IO, 0.499s, 2051	11,378,275	75,358

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-5, Class XC, IO, 0.546s, 2041	310,301	4,572
FRB Ser. 04-4, Class XC, IO, 0.258s, 2042	655,580	700
Ser. 05-1, Class XW, IO, zero %, 2042	2,229,896	22

Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 06-PW12, Class AJ, 5.94s, 2038	168,000	169,985
Ser. 05-T18, Class D, 5.134s, 2042	248,000	245,366
FRB Ser. 04-PR3I, Class X1, IO, 0.481s, 2041	367,191	670

Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.603s, 2039	273,000	272,421
FRB Ser. 06-PW11, Class C, 5.603s, 2039	191,000	190,574
FRB Ser. 06-PW14, Class X1, IO, 0.837s, 2038	7,476,225	105,863

CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2,
Class E, 5.76s, 2047	196,000	205,304

Citigroup Commercial Mortgage Trust
FRB Ser. 13-GC17, Class C, 5.261s, 2046	343,000	360,968
Ser. 14-GC21, Class AS, 4.026s, 2047	280,000	295,716
FRB Ser. 14-GC19, Class X, IO, 1.478s, 2047	2,600,534	192,284

Citigroup Commercial Mortgage Trust 144A FRB Ser. 06-C5,
Class XC, IO, 0.744s, 2049	60,398,598	408,899

COMM Mortgage Pass-Through Certificates FRB Ser. 12-CR3,
Class XA, IO, 2.309s, 2045	876,325	87,293

COMM Mortgage Pass-Through Certificates FRB Ser. 14-CR14,
Class XA, IO, 1.023s, 2047	10,649,949	455,285

COMM Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049	348,000	352,218
FRB Ser. 14-CR18, Class C, 4.897s, 2047	767,000	786,256
Ser. 14-UBS6, Class C, 4.615s, 2047	579,000	563,034
FRB Ser. 12-CR1, Class XA, IO, 2.277s, 2045	6,748,030	631,825
FRB Ser. 13-LC13, Class XA, IO, 1.58s, 2046	4,119,401	261,458

Dynamic Asset Allocation Conservative Fund 69

MORTGAGE-BACKED SECURITIES (5.3%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
COMM Mortgage Trust
FRB Ser. 14-LC15, Class XA, IO, 1.566s, 2047	$4,497,756	$332,654
FRB Ser. 14-CR18, Class XA, IO, 1.449s, 2047	2,298,651	163,963
FRB Ser. 14-CR17, Class XA, IO, 1.356s, 2047	4,302,383	286,167
FRB Ser. 14-UBS6, Class XA, IO, 1.226s, 2047	5,006,718	328,094
FRB Ser. 06-C8, Class XS, IO, 0.714s, 2046	27,458,408	119,996

COMM Mortgage Trust 144A
FRB Ser. 12-CR2, Class E, 5.019s, 2045	250,000	250,828
Ser. 13-LC13, Class E, 3.719s, 2046	274,000	208,246
FRB Ser. 07-C9, Class AJFL, 0.893s, 2049	529,000	519,060

Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.24s, 2038	244,819	29

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	140,263	140,263

DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.582s, 2044	200,000	211,035

FFCA Secured Franchise Loan Trust 144A FRB Ser. 00-1,
Class X, IO, 0.966s, 2020	403,035	6,158

First Union National Bank-Bank of America, NA Commercial
Mortgage Trust 144A FRB Ser. 01-C1, Class 3, IO, 2.2s, 2033	72,451	136

GCCFC Commercial Mortgage Trust FRB Ser. 05-GG3, Class E,
5.087s, 2042	219,000	218,978

GE Business Loan Trust 144A FRB Ser. 04-2, Class D,
2.957s, 2032	23,062	20,641

GE Capital Commercial Mortgage Corp. 144A FRB Ser. 05-C3,
Class XC, IO, 0.027s, 2045	7,294,520	—

GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1,
Class AJ, 5.464s, 2044	264,000	264,660

GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB
Ser. 05-C1, Class X1, IO, 0.699s, 2043	1,978,871	3,641

GS Mortgage Securities Corp. II FRB Ser. 13-GC10, Class XA, IO,
1.777s, 2046	3,623,211	315,835

GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.819s, 2045	503,000	521,631
FRB Ser. 11-GC3, Class D, 5.737s, 2044	894,000	950,722
FRB Ser. 12-GC6, Class E, 5s, 2045	478,000	440,116
FRB Ser. 13-GC12, Class D, 4.616s, 2046	772,000	722,816
FRB Ser. 06-GG6, Class XC, IO, 0.043s, 2038	10,216,892	971

JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C25, Class C, 4.598s, 2047	250,000	247,818
FRB Ser. 14-C25, Class XA, IO, 1.161s, 2047	1,644,580	105,069

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
FRB Ser. 12-LC9, Class D, 4.568s, 2047	224,000	222,493

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.279s, 2051	148,500	152,165
FRB Ser. 06-LDP7, Class B, 6.1s, 2045	251,000	137,658
FRB Ser. 05-LDP5, Class F, 5.563s, 2044	795,000	796,562
Ser. 06-LDP8, Class B, 5.52s, 2045	189,000	188,476
Ser. 06-LDP8, Class AJ, 5.48s, 2045	1,459,000	1,463,727
FRB Ser. 13-C10, Class C, 4.295s, 2047	455,000	456,920

70 Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (5.3%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-C13, Class C, 4.191s, 2046	$186,000	$187,362
FRB Ser. 06-LDP8, Class X, IO, 0.687s, 2045	7,257,433	25,183

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class B, 6.379s, 2051	267,000	271,855
FRB Ser. 07-CB20, Class C, 6.379s, 2051	192,000	183,372
FRB Ser. 12-C6, Class E, 5.372s, 2045	333,000	332,786
FRB Ser. 05-CB12, Class X1, IO, 0.544s, 2037	1,312,596	4,010
FRB Ser. 06-LDP6, Class X1, IO, 0.298s, 2043	11,217,481	4,038

LB Commercial Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031 F	54,135	56,837
Ser. 98-C4, Class H, 5.6s, 2035	140,816	145,122

LB-UBS Commercial Mortgage Trust
Ser. 06-C7, Class A2, 5.3s, 2038	114,188	114,345
Ser. 06-C1, Class AJ, 5.276s, 2041	251,000	256,020

LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 06-C7, Class XCL, IO, 0.851s, 2038	11,490,791	73,633
FRB Ser. 05-C7, Class XCL, IO, 0.37s, 2040	3,376,835	13,146
FRB Ser. 05-C2, Class XCL, IO, 0.195s, 2040	446,011	26

LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3 1/2s, 2048	508,000	465,369

Merrill Lynch Mortgage Investors Trust FRB Ser. 96-C2, Class JS,
IO, zero %, 2028	309	—

Merrill Lynch Mortgage Trust FRB Ser. 07-C1, Class A3,
6.032s, 2050	29,667	29,736

Merrill Lynch Mortgage Trust 144A
FRB Ser. 04-KEY2, Class XC, IO, 0.587s, 2039	786,456	1,319
FRB Ser. 05-MCP1, Class XC, IO, 0.07s, 2043	559,922	6

Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 05-C3, Class X, IO, 6.696s, 2044	101,616	1,372
FRB Ser. 06-C4, Class X, IO, 6.438s, 2045	1,216,808	165,121
FRB Ser. 07-C5, Class X, IO, 5.894s, 2049	225,035	25,316

ML-CFC Commercial Mortgage Trust FRB Ser. 06-2, Class AJ,
6.069s, 2046	184,000	187,806

Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C11, Class C, 4.562s, 2046	393,000	411,333
FRB Ser. 14-C17, Class XA, IO, 1.433s, 2047	9,301,422	656,029

Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class C, 5.558s, 2044	225,000	224,867
Ser. 07-HQ11, Class AJ, 5.508s, 2044	226,000	226,771

Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class E,
5.351s, 2049	113,000	118,050

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	375,025	93,756

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C4, Class XA, IO, 1.975s, 2045	2,063,534	188,031
FRB Ser. 12-C2, Class XA, IO, 1.881s, 2063	10,087,998	684,834

Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C25,
Class AJ, 5.9s, 2043	282,000	286,315

Dynamic Asset Allocation Conservative Fund 71

MORTGAGE-BACKED SECURITIES (5.3%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-C18, Class XC, IO, 0.195s, 2042	$1,583,853	$554
FRB Ser. 06-C26, Class XC, IO, 0.178s, 2045	6,738,543	2,628

Wells Fargo Commercial Mortgage Trust FRB Ser. 14-LC16,
Class XA, IO, 1.633s, 2050	2,064,696	162,595

Wells Fargo Commercial Mortgage Trust 144A FRB
Ser. 13-LC12, Class D, 4.435s, 2046	658,000	633,837

WF-RBS Commercial Mortgage Trust
FRB Ser. 12-C7, Class C, 4.994s, 2045	177,000	186,539
Ser. 14-C19, Class C, 4.646s, 2047	160,000	165,504
Ser. 13-C18, Class AS, 4.387s, 2046	258,000	280,887
Ser. 13-UBS1, Class AS, 4.306s, 2046	195,000	211,125
Ser. 13-C12, Class AS, 3.56s, 2048	257,000	266,393

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class E, 5.822s, 2044	493,000	526,100
FRB Ser. 11-C2, Class D, 5.644s, 2044	317,000	341,739
FRB Ser. 11-C4, Class E, 5.433s, 2044	482,000	500,106
FRB Ser. 13-UBS1, Class D, 4.785s, 2046	748,000	726,428
FRB Ser. 12-C10, Class D, 4.605s, 2045	218,000	206,896
Ser. 14-C19, Class D, 4.234s, 2047	128,000	114,012
FRB Ser. 12-C10, Class XA, IO, 1.917s, 2045	2,847,296	250,021
FRB Ser. 13-C12, Class XA, IO, 1.613s, 2048	1,109,462	80,032
FRB Ser. 12-C9, Class XB, IO, 0.867s, 2045	6,676,000	304,139

Residential mortgage-backed securities (non-agency) (1.1%)		25,856,900
BCAP, LLC Trust FRB Ser. 15-RR5, Class 2A3, 1.253s, 2046	120,000	92,746

BCAP, LLC Trust 144A
FRB Ser. 13-RR1, Class 9A4, 5.499s, 2036	77,314	78,166
FRB Ser. 11-RR2, Class 2A7, 2.775s, 2036	796,371	553,478
FRB Ser. 14-RR1, Class 2A2, 2.35s, 2036	350,000	296,408

Countrywide Alternative Loan Trust
FRB Ser. 05-27, Class 2A1, 1.549s, 2035	202,669	165,477
FRB Ser. 05-27, Class 1A1, 1.197s, 2035	247,439	199,658
FRB Ser. 06-OA7, Class 1A2, 1.139s, 2046	1,095,855	871,205
FRB Ser. 05-38, Class A3, 0.544s, 2035	875,231	755,499
FRB Ser. 05-59, Class 1A1, 0.526s, 2035	499,075	399,076
FRB Ser. 06-OC2, Class 2A3, 0.484s, 2036	236,466	211,637
FRB Ser. 06-OA2, Class A5, 0.446s, 2046	820,305	627,533

CSMC Trust 144A FRB Ser. 13-5R, Class 1A6, 0.449s, 2036	400,000	312,000

GreenPoint Mortgage Funding Trust FRB Ser. 05-HY1, Class M1,
0.744s, 2035	500,000	361,950

JPMorgan Mortgage Acquisition Trust FRB Ser. 07-CH1,
Class MV6, 0.744s, 2036	300,000	217,578

Morgan Stanley Resecuritization Trust 144A
FRB Ser. 15-R7, Class 2B, 2.573s, 2035 F	590,000	297,950
Ser. 15-R4, Class CB1, 0.598s, 2047	100,000	80,000

Nomura Resecuritization Trust 144A FRB Ser. 14-3R, Class 3A9,
0.719s, 2035	839,000	724,141

72 Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (5.3%)* cont.		Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR19, Class A1C3, 0.694s, 2045		$182,460	$160,565
FRB Ser. 05-AR13, Class A1C3, 0.684s, 2045		332,425	285,406
FRB Ser. 05-AR9, Class A1C3, 0.674s, 2045		569,038	523,515
FRB Ser. 05-AR11, Class A1B3, 0.594s, 2045		611,718	541,370

			7,755,358

Total mortgage-backed securities (cost $37,426,849)			$38,394,855

ASSET-BACKED SECURITIES (2.6%)*		Principal amount	Value

Station Place Securitization Trust
FRB Ser. 15-2, Class A, 1.235s, 2017		$1,726,000	$1,726,000
FRB Ser. 15-4, Class A, 1.233s, 2017		1,320,000	1,320,000
FRB Ser. 14-3, Class A, 1.056s, 2016		9,934,000	9,934,000

Station Place Securitization Trust 144A FRB Ser. 14-2, Class A,
1.055s, 2016		6,199,000	6,199,000

Total asset-backed securities (cost $19,179,000)			$19,179,000

FOREIGN GOVERNMENT AND AGENCY

BONDS AND NOTES (1.1%)*		Principal amount	Value

Argentina (Republic of) sr. unsec. bonds 8.28s, 2033
(Argentina) (In default) †		$308,448	$306,135

Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)		285,000	287,138

Argentina (Republic of) sr. unsec. unsub. bonds 7s,
2015 (Argentina)		1,478,000	1,520,862

Argentina (Republic of) sr. unsec. unsub. notes Ser. LOC, 8.28s,
2033 (Argentina)		737,472	634,226

Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s,
2033 (Argentina) (In default) †		1,076,765	1,084,841

Brazil (Federal Republic of) unsec. notes 10s, 2021
(Brazil) (units)	BRL	4,564	965,184

Buenos Aires (Province of) 144A sr. unsec. unsub. notes
11 3/4s, 2015 (Argentina)		$100,000	99,000

Buenos Aires (Province of) 144A sr. unsec. unsub. notes
10 7/8s, 2021 (Argentina)		450,000	436,500

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9 3/8s,
2018 (Argentina)		650,000	630,500

Colombia (Republic of) sr. unsec. unsub. bonds 5s,
2045 (Colombia)		200,000	172,000

Croatia (Republic of) 144A sr. unsec. bonds 6s, 2024 (Croatia)		200,000	210,000

Indonesia (Republic of) 144A notes 5 1/4s, 2042 (Indonesia)		320,000	286,608

Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s,
2023 (Indonesia)		200,000	182,000

Peru (Republic of) sr. unsec. unsub. bonds 4 1/8s, 2027 (Peru)		385,000	377,023

Russia (Federation of) 144A sr. notes 5 5/8s, 2042 (Russia)		200,000	183,000

South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024
(South Africa)		460,000	455,400

Total foreign government and agency bonds and notes (cost $8,797,737)			$7,830,417

Dynamic Asset Allocation Conservative Fund 73

SENIOR LOANS (0.2%)* [c]	Principal amount	Value

Avaya, Inc. bank term loan FRN Ser. B7, 6 1/4s, 2020	$139,171	$107,509

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11s, 2017	550,805	512,543

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B7, 11 1/2s, 2017	39,800	35,944

Caesars Growth Properties Holdings, LLC bank term loan FRN
6 1/4s, 2021	148,125	129,239

CPG International, Inc. bank term loan FRN Ser. B, 4 3/4s, 2020	109,442	108,165

Gates Global, LLC/Gates Global Co. bank term loan FRN
4 1/4s, 2021	69,561	65,865

Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	64,668	41,845

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4 1/4s, 2020	83,304	81,449

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.683s, 2017	82,302	31,686

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.683s, 2017	845	325

Total senior loans (cost $1,254,414)		$1,114,570

PREFERRED STOCKS (0.1%)*	Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.	125	$125,625

GMAC Capital Trust I Ser. 2, $2.031 cum. ARP	2,035	51,954

HSBC USA, Inc. $0.88 pfd.	7,650	164,322

M/I Homes, Inc. Ser. A, $2.438 pfd.	2,202	56,041

Total preferred stocks (cost $328,787)		$397,942

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value

iStar, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$27,000	$30,831

Jazz Technologies, Inc. cv. company guaranty sr. unsec.
bonds 8s, 2018	59,000	85,587

Navistar International Corp. cv. sr. unsec. sub. bonds
4 1/2s, 2018	24,000	17,565

Total convertible bonds and notes (cost $100,349)		$133,983

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value

EPR Properties Ser. C, $1.438 cv. pfd. R	5,720	$126,733

Total convertible preferred stocks (cost $104,547)		$126,733

INVESTMENT COMPANIES (—%)*	Shares	Value

Hercules Technology Growth Capital, Inc.	3,026	$30,593

Medley Capital Corp. S	6,388	47,527

Solar Capital, Ltd.	2,500	39,550

Total investment companies (cost $149,444)		$117,670

74 Dynamic Asset Allocation Conservative Fund

SHORT-TERM INVESTMENTS (28.1%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.24% [d]	Shares	4,809,400	$4,809,400

Putnam Money Market Liquidity Fund 0.11% L	Shares	47,928,518	47,928,518

Putnam Short Term Investment Fund 0.13% L	Shares	142,811,978	142,811,978

U.S. Treasury Bills 0.16%, February 18, 2016 §		$151,000	150,986

U.S. Treasury Bills 0.15%, February 11, 2016 # §		544,000	543,949

U.S. Treasury Bills 0.03%, February 4, 2016 §		954,000	953,937

U.S. Treasury Bills 0.10%, January 14, 2016 §		182,000	181,996

U.S. Treasury Bills 0.03%, October 15, 2015 # Δ §		4,063,000	4,062,961

U.S. Treasury Bills 0.03%, October 8, 2015 # Δ		2,374,000	2,373,988

U.S. Treasury Bills 0.01%, October 1, 2015		1,125,000	1,125,000

Total short-term investments (cost $204,942,294)			$204,942,713

TOTAL INVESTMENTS

Total investments (cost $923,933,585)			$932,624,642

Key to holding’s currency abbreviations
BRL	Brazilian Real
CAD	Canadian Dollar

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
BKNT	Bank Note
bp	Basis points
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2014 through September 30, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $729,767,026.

† This security is non-income-producing.

††The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

Dynamic Asset Allocation Conservative Fund 75

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

ΔThis security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $362,253,867 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 9/30/15 (aggregate face value $76,518,548)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	10/21/15	$529,944	$552,539	$(22,595)

	Australian Dollar	Sell	10/21/15	529,944	540,383	10,439

	British Pound	Sell	12/16/15	2,497,378	2,527,971	30,593

	Canadian Dollar	Sell	10/21/15	210,619	215,954	5,335

	Euro	Sell	12/16/15	300,292	304,108	3,816

	Mexican Peso	Buy	10/21/15	485,270	520,566	(35,296)

	New Taiwan Dollar	Sell	11/18/15	542,382	544,570	2,188

	New Zealand Dollar	Buy	10/21/15	798,586	817,697	(19,111)

	New Zealand Dollar	Sell	10/21/15	798,586	825,931	27,345

76 Dynamic Asset Allocation Conservative Fund

FORWARD CURRENCY CONTRACTS at 9/30/15 (aggregate face value $76,518,548) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A. cont.
	Norwegian Krone	Buy	12/16/15	$43,012	$44,433	$(1,421)

	Swedish Krona	Sell	12/16/15	541,314	538,402	(2,912)

Barclays Bank PLC
	Australian Dollar	Buy	10/21/15	964,810	1,005,594	(40,784)

	Australian Dollar	Sell	10/21/15	964,810	998,321	33,511

	British Pound	Buy	12/16/15	407,106	412,059	(4,953)

	Canadian Dollar	Buy	10/21/15	1,330,998	1,355,233	(24,235)

	Canadian Dollar	Sell	10/21/15	1,330,998	1,355,671	24,673

	Euro	Sell	12/16/15	235,848	231,776	(4,072)

	Hong Kong Dollar	Buy	11/18/15	267,761	267,629	132

	Japanese Yen	Buy	11/18/15	216,748	197,416	19,332

	Mexican Peso	Buy	10/21/15	432,067	463,593	(31,526)

	New Zealand Dollar	Buy	10/21/15	683,226	684,397	(1,171)

	Norwegian Krone	Sell	12/16/15	435,445	449,390	13,945

	Singapore Dollar	Buy	11/18/15	208,167	204,435	3,732

	Swedish Krona	Sell	12/16/15	500,788	496,548	(4,240)

	Swiss Franc	Buy	12/16/15	496,736	497,668	(932)

Citibank, N.A.
	Australian Dollar	Buy	10/21/15	474,201	515,341	(41,140)

	Australian Dollar	Sell	10/21/15	474,201	473,582	(619)

	British Pound	Sell	12/16/15	15,274	15,459	185

	Canadian Dollar	Sell	10/21/15	715,700	742,832	27,132

	Chilean Peso	Buy	10/21/15	14,771	15,898	(1,127)

	Chilean Peso	Sell	10/21/15	14,771	14,572	(199)

	Danish Krone	Sell	12/16/15	331,091	329,437	(1,654)

	Euro	Sell	12/16/15	529,762	536,333	6,571

	Japanese Yen	Sell	11/18/15	281,826	272,599	(9,227)

	Mexican Peso	Buy	10/21/15	559,087	599,110	(40,023)

	New Zealand Dollar	Buy	10/21/15	144,153	151,114	(6,961)

	New Zealand Dollar	Sell	10/21/15	144,153	143,685	(468)

	Norwegian Krone	Buy	12/16/15	372,323	384,963	(12,640)

	Swedish Krona	Sell	12/16/15	556,371	553,920	(2,451)

Credit Suisse International
	Australian Dollar	Buy	10/21/15	221,780	260,955	(39,175)

	British Pound	Buy	12/16/15	497,238	503,270	(6,032)

	Canadian Dollar	Sell	10/21/15	149,029	136,003	(13,026)

	Euro	Sell	12/16/15	1,312,937	1,329,341	16,404

	Japanese Yen	Buy	11/18/15	314,638	313,213	1,425

	New Zealand Dollar	Buy	10/21/15	97,613	82,366	15,247

	Norwegian Krone	Sell	12/16/15	905,583	935,893	30,310

	Singapore Dollar	Buy	11/18/15	23,294	13,850	9,444

	Swedish Krona	Buy	12/16/15	898,919	894,792	4,127

	Swiss Franc	Sell	12/16/15	1,557,804	1,560,252	2,448

Dynamic Asset Allocation Conservative Fund 77

FORWARD CURRENCY CONTRACTS at 9/30/15 (aggregate face value $76,518,548) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Deutsche Bank AG
	Australian Dollar	Buy	10/21/15	$236,364	$236,082	$282

	Australian Dollar	Sell	10/21/15	236,364	256,702	20,338

	British Pound	Sell	12/16/15	257,541	260,660	3,119

	Canadian Dollar	Buy	10/21/15	199,455	198,482	973

	Canadian Dollar	Sell	10/21/15	199,455	211,746	12,291

	Euro	Buy	12/16/15	592,304	599,667	(7,363)

	New Zealand Dollar	Buy	10/21/15	214,633	213,932	701

	New Zealand Dollar	Sell	10/21/15	214,633	224,995	10,362

	Norwegian Krone	Sell	12/16/15	381,264	394,115	12,851

	Polish Zloty	Sell	12/16/15	493,049	493,703	654

	Swedish Krona	Sell	12/16/15	321,471	320,161	(1,310)

Goldman Sachs International
	Australian Dollar	Buy	10/21/15	1,001,130	1,056,717	(55,587)

	Australian Dollar	Sell	10/21/15	1,001,130	1,019,910	18,780

	British Pound	Sell	12/16/15	3,044,824	3,081,861	37,037

	Canadian Dollar	Buy	10/21/15	271,759	275,106	(3,347)

	Canadian Dollar	Sell	10/21/15	271,759	279,252	7,493

	Euro	Buy	12/16/15	670,174	678,571	(8,397)

	Japanese Yen	Sell	11/18/15	2,510,245	2,444,248	(65,997)

	New Zealand Dollar	Buy	10/21/15	97,230	96,909	321

	New Zealand Dollar	Sell	10/21/15	97,230	101,937	4,707

	Norwegian Krone	Sell	12/16/15	283,355	292,887	9,532

	Swedish Krona	Buy	12/16/15	272,315	269,143	3,172

HSBC Bank USA, National Association
	Australian Dollar	Buy	10/21/15	96,341	96,226	115

	Australian Dollar	Sell	10/21/15	96,341	104,640	8,299

	British Pound	Sell	12/16/15	1,874,621	1,897,357	22,736

	Canadian Dollar	Sell	10/21/15	222,382	262,148	39,766

	Euro	Sell	12/16/15	23,383	23,674	291

	Japanese Yen	Buy	11/18/15	87,947	85,082	2,865

	New Zealand Dollar	Buy	10/21/15	23,238	23,159	79

	New Zealand Dollar	Sell	10/21/15	23,238	24,365	1,127

	Swedish Krona	Sell	12/16/15	513,056	510,995	(2,061)

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/21/15	784,188	829,538	(45,350)

	Australian Dollar	Sell	10/21/15	784,188	817,776	33,588

	British Pound	Buy	12/16/15	993,568	1,005,834	(12,266)

	Canadian Dollar	Buy	10/21/15	804,113	845,003	(40,890)

	Canadian Dollar	Sell	10/21/15	937,333	959,383	22,050

	Euro	Sell	12/16/15	704,522	708,196	3,674

	Japanese Yen	Buy	11/18/15	573,293	551,372	21,921

	Japanese Yen	Sell	11/18/15	561,268	573,487	12,219

78 Dynamic Asset Allocation Conservative Fund

FORWARD CURRENCY CONTRACTS at 9/30/15 (aggregate face value $76,518,548) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank N.A. cont.
	Mexican Peso	Buy	10/21/15	$156,876	$195,453	$(38,577)

	New Taiwan Dollar	Sell	11/18/15	522,180	540,403	18,223

	New Zealand Dollar	Buy	10/21/15	182,330	169,156	13,174

	Norwegian Krone	Sell	12/16/15	733,290	760,493	27,203

	Singapore Dollar	Sell	11/18/15	186,768	199,753	12,985

	South Korean Won	Buy	11/18/15	738	2,761	(2,023)

	Swedish Krona	Sell	12/16/15	154,613	153,949	(664)

Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	10/21/15	1,034,997	1,081,058	(46,061)

	Australian Dollar	Sell	10/21/15	1,034,997	1,078,261	43,264

	British Pound	Buy	12/16/15	396,217	397,313	(1,096)

	Canadian Dollar	Sell	10/21/15	154,574	171,732	17,158

	Euro	Sell	12/16/15	182,033	180,269	(1,764)

	Japanese Yen	Sell	11/18/15	799,145	805,560	6,415

	New Zealand Dollar	Buy	10/21/15	237,744	234,611	3,133

	Norwegian Krone	Buy	12/16/15	38,260	39,436	(1,176)

	Singapore Dollar	Buy	11/18/15	133,305	130,082	3,223

	South Korean Won	Sell	11/18/15	7,095	11,189	4,094

	Swedish Krona	Sell	12/16/15	747,501	737,521	(9,980)

State Street Bank and Trust Co.
	Australian Dollar	Buy	10/21/15	597,537	635,683	(38,146)

	Brazilian Real	Buy	10/2/15	486,165	592,459	(106,294)

	Brazilian Real	Sell	10/2/15	486,165	541,876	55,711

	British Pound	Buy	12/16/15	220,491	229,359	(8,868)

	Canadian Dollar	Sell	10/21/15	32,368	62,606	30,238

	Chilean Peso	Buy	10/21/15	504,633	542,165	(37,532)

	Chilean Peso	Sell	10/21/15	504,633	537,672	33,039

	Euro	Buy	12/16/15	1,298,504	1,314,681	(16,177)

	Hungarian Forint	Buy	12/16/15	503,877	501,364	2,513

	Japanese Yen	Sell	11/18/15	730,323	695,254	(35,069)

	New Zealand Dollar	Buy	10/21/15	407,880	406,647	1,233

	New Zealand Dollar	Sell	10/21/15	407,880	427,641	19,761

	Norwegian Krone	Buy	12/16/15	22,585	23,348	(763)

	Singapore Dollar	Sell	11/18/15	52,760	71,962	19,202

	Swedish Krona	Sell	12/16/15	244,356	243,365	(991)

UBS AG
	Australian Dollar	Buy	10/21/15	624,952	633,913	(8,961)

	British Pound	Buy	12/16/15	8,466,496	8,568,925	(102,429)

	Canadian Dollar	Buy	10/21/15	271,909	276,069	(4,160)

	Canadian Dollar	Sell	10/21/15	271,909	286,735	14,826

	Chilean Peso	Buy	10/21/15	567	611	(44)

	Chilean Peso	Sell	10/21/15	567	560	(7)

Dynamic Asset Allocation Conservative Fund 79

FORWARD CURRENCY CONTRACTS at 9/30/15 (aggregate face value $76,518,548) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG cont.
	Euro	Sell	12/16/15	$106,176	$107,510	$1,334

	Israeli Shekel	Buy	10/21/15	255	254	1

	Israeli Shekel	Sell	10/21/15	255	265	10

	Japanese Yen	Sell	11/18/15	166,655	161,162	(5,493)

	New Zealand Dollar	Buy	10/21/15	559,183	555,510	3,673

	New Zealand Dollar	Sell	10/21/15	559,183	586,240	27,057

	Swedish Krona	Sell	12/16/15	274,984	273,652	(1,332)

WestPac Banking Corp.
	Australian Dollar	Buy	10/21/15	7,783	8,457	(674)

	Australian Dollar	Sell	10/21/15	7,783	7,773	(10)

	Canadian Dollar	Sell	10/21/15	477,508	507,027	29,519

	Euro	Sell	12/16/15	526,517	533,065	6,548

	Japanese Yen	Buy	11/18/15	42,681	23,123	19,558

	New Zealand Dollar	Buy	10/21/15	535,881	561,903	(26,022)

	New Zealand Dollar	Sell	10/21/15	535,881	534,060	(1,821)

	South Korean Won	Sell	11/18/15	22,495	20,567	(1,928)

Total						$(95,848)

FUTURES CONTRACTS OUTSTANDING at 9/30/15
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro STOXX 50 Index (Long)	147	$5,077,207	Dec-15	$(126,273)

MSCI EAFE Index Mini (Short)	227	18,721,825	Dec-15	695,596

Russell 2000 Index Mini (Short)	58	6,356,220	Dec-15	264,654

S&P 500 Index (Long)	6	2,863,050	Dec-15	(46,773)

S&P 500 Index E-Mini (Long)	76	7,253,060	Dec-15	129,620

S&P 500 Index E-Mini (Short)	444	42,373,140	Dec-15	538,753

S&P Mid Cap 400 Index
E-Mini (Long)	3	408,870	Dec-15	(12,173)

S&P Mid Cap 400 Index
E-Mini (Short)	39	5,315,310	Dec-15	140,189

U.S. Treasury Bond 30 yr (Long)	68	10,699,375	Dec-15	152,466

U.S. Treasury Bond 30 yr (Short)	7	1,101,406	Dec-15	(14,917)

U.S. Treasury Bond Ultra
30 yr (Long)	114	18,286,313	Dec-15	122,786

U.S. Treasury Bond Ultra
30 yr (Short)	3	481,219	Dec-15	(4,088)

U.S. Treasury Note 2 yr (Long)	299	65,490,344	Dec-15	103,306

U.S. Treasury Note 2 yr (Short)	44	9,637,375	Dec-15	(15,234)

U.S. Treasury Note 5 yr (Long)	497	59,896,266	Dec-15	447,011

U.S. Treasury Note 5 yr (Short)	46	5,543,719	Dec-15	(41,679)

U.S. Treasury Note 10 yr (Long)	198	25,489,406	Dec-15	326,776

U.S. Treasury Note 10 yr (Short)	341	43,898,422	Dec-15	(372,149)

Total				$2,287,871

80 Dynamic Asset Allocation Conservative Fund

TBA SALE COMMITMENTS OUTSTANDING at 9/30/15 (proceeds receivable $68,952,617)
	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4 1/2s,
October 1, 2045	$1,000,000	10/14/15	$1,084,062

Federal National Mortgage Association, 4s,
October 1, 2045	39,000,000	10/14/15	41,595,938

Federal National Mortgage Association, 3s,
October 1, 2045	26,000,000	10/14/15	26,345,311

Total			$69,025,311

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/15
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$44,200,000 E	$(221,905)	12/16/17	3 month USD-	1.25%	$117,286
			LIBOR-BBA

60,986,000 E	304,953	12/16/17	1.25%	3 month USD-	(163,055)
				LIBOR-BBA

7,400,000 E	(45,052)	12/16/25	3 month USD-	2.35%	149,901
			LIBOR-BBA

18,285,000 E	110,789	12/16/25	2.35%	3 month USD-	(370,927)
				LIBOR-BBA

30,200,000 E	(17,776)	12/16/20	3 month USD-	1.70%	304,880
			LIBOR-BBA

21,866,000 E	25,944	12/16/20	1.70%	3 month USD-	(207,673)
				LIBOR-BBA

2,100,000 E	7,082	12/16/45	3 month USD-	2.70%	74,442
			LIBOR-BBA

334,000 E	(1,133)	12/16/45	2.70%	3 month USD-	(11,846)
				LIBOR-BBA

860,000	(12)	9/29/25	2.162%	3 month USD-	(12,206)
				LIBOR-BBA

728,000	(10)	9/30/25	2.07%	3 month USD-	(4,050)
				LIBOR-BBA

Total	$162,880				$(123,248)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/15
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$49,788	$—	1/12/42	4.00% (1 month	Synthetic TRS Index	$(433)
			USD-LIBOR)	4.00% 30 year Fannie
Mae pools

532,283	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(4,877)
			USD-LIBOR)	4.00% 30 year Fannie
Mae pools

Dynamic Asset Allocation Conservative Fund 81

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$156,868	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(1,437)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,530	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(26)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

16,960	—	1/12/41	5.00% (1 month	Synthetic MBX Index	29
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

4,877	—	1/12/40	5.00% (1 month	Synthetic MBX Index	7
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

338,833	—	1/12/40	4.50% (1 month	Synthetic MBX Index	553
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,042,211	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,810
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

47,887	—	1/12/41	5.00% (1 month	Synthetic MBX Index	83
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

7,981	—	1/12/40	5.00% (1 month	Synthetic MBX Index	11
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

26,159	—	1/12/40	5.00% (1 month	Synthetic MBX Index	37
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

18,844	—	1/12/40	5.00% (1 month	Synthetic MBX Index	27
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

252,770	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(598)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

33,497	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(128)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

36,968	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(51)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

18,515	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(25)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

18,515	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(25)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

37,093	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(51)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

82 Dynamic Asset Allocation Conservative Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$96,317		$—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	$(132)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

37,093		—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(51)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

37,246		—	1/12/41	5.00% (1 month	Synthetic MBX Index	65
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

25,611		—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(61)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

74,061		—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(102)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

144,992		—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	1,864
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

29,597		—	1/12/41	5.00% (1 month	Synthetic MBX Index	51
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

84,021		—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(199)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

288,695		—	1/12/43	3.50% (1 month	Synthetic TRS Index	(2,045)
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

Citibank, N.A.
505,808		—	1/12/41	5.00% (1 month	Synthetic MBX Index	878
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

baskets	185	—	12/17/15	(3 month USD-	A basket	(881,187)
				LIBOR-BBA plus	(CGPUTQL2) of
				0.42%)	common stocks

units	4,007	—	12/17/15	3 month USD-	Russell 1000 Total	911,185
				LIBOR-BBA plus	Return Index
				0.15%

units	252	—	12/17/15	3 month USD-	Russell 1000 Total	57,304
				LIBOR-BBA plus	Return Index
				0.15%

Credit Suisse International
$488,787		—	1/12/41	4.00% (1 month	Synthetic TRS Index	(4,479)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

Dynamic Asset Allocation Conservative Fund 83

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
$70,589	$—	1/12/39	6.00% (1 month	Synthetic TRS Index	$(639)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

11,040	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(81)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

123,796	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(1,076)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

123,796	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(1,076)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

827,837	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(7,585)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

127,990	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(1,173)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

595,153	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(5,266)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

17,652	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(42)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

21,246	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(50)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

686,299	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(6,288)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

391,223	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(926)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Total	$—				$53,795

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/15
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB–	BBB–/P	$957	$14,000	5/11/63	300 bp	$596
Index

CMBX NA BBB–	BBB–/P	1,868	31,000	5/11/63	300 bp	1,068
Index

84 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/15 cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A. cont.
CMBX NA BBB–	BBB–/P	$3,828	$62,000	5/11/63	300 bp	$2,228
Index

CMBX NA BBB–	BBB–/P	3,648	64,000	5/11/63	300 bp	1,997
Index

Barclays Bank PLC
CMBX NA BBB–	BBB–/P	5,210	47,000	5/11/63	300 bp	3,998
Index

Credit Suisse International
CMBX NA BB Index	—	(13,997)	793,000	5/11/63	(500 bp)	13,415

CMBX NA BBB–	BBB–/P	9,018	623,000	5/11/63	300 bp	(7,055)
Index

CMBX NA BBB–	BBB–/P	6,945	634,000	5/11/63	300 bp	(9,412)
Index

CMBX NA BBB–	BBB–/P	9,325	710,000	5/11/63	300 bp	(8,993)
Index

CMBX NA BBB–	BBB–/P	697	12,000	1/17/47	300 bp	—
Index

CMBX NA BBB–	BBB–/P	10,464	294,000	1/17/47	300 bp	(5,941)
Index

CMBX NA BBB–	BBB–/P	17,631	514,000	1/17/47	300 bp	(11,051)
Index

Goldman Sachs International
CMBX NA BBB–	BBB–/P	(429)	62,000	5/11/63	300 bp	(2,028)
Index

CMBX NA BBB–	BBB–/P	29	8,000	1/17/47	300 bp	(418)
Index

CMBX NA BBB–	BBB–/P	29	8,000	1/17/47	300 bp	(418)
Index

CMBX NA BBB–	BBB–/P	73	17,000	1/17/47	300 bp	(876)
Index

CMBX NA BBB–	BBB–/P	61	17,000	1/17/47	300 bp	(888)
Index

CMBX NA BBB–	BBB–/P	61	17,000	1/17/47	300 bp	(888)
Index

CMBX NA BBB–	BBB–/P	71	18,000	1/17/47	300 bp	(934)
Index

CMBX NA BB Index	—	(804)	94,000	5/11/63	(500 bp)	2,445

CMBX NA BB Index	—	(710)	67,000	5/11/63	(500 bp)	1,606

CMBX NA BB Index	—	555	33,000	5/11/63	(500 bp)	1,696

CMBX NA BB Index	—	678	30,000	5/11/63	(500 bp)	1,715

CMBX NA BB Index	—	297	29,000	5/11/63	(500 bp)	1,300

Dynamic Asset Allocation Conservative Fund 85

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/15 cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International cont.
CMBX NA BB Index	—	$34	$28,000	5/11/63	(500 bp)	$1,002

CMBX NA BB Index	—	(230)	24,000	5/11/63	(500 bp)	599

CMBX NA BB Index	—	(46)	23,000	1/17/47	(500 bp)	1,168

CMBX NA BBB–	—	(463)	51,000	5/11/63	(300 bp)	853
Index

CMBX NA BBB–	BBB–/P	(169)	21,000	5/11/63	300 bp	(710)
Index

CMBX NA BBB–	BBB–/P	(305)	28,000	5/11/63	300 bp	(1,028)
Index

CMBX NA BBB–	BBB–/P	280	47,000	5/11/63	300 bp	(932)
Index

CMBX NA BBB–	BBB–/P	594	52,000	5/11/63	300 bp	(748)
Index

CMBX NA BBB–	BBB–/P	(221)	55,000	5/11/63	300 bp	(1,640)
Index

CMBX NA BBB–	BBB–/P	(524)	56,000	5/11/63	300 bp	(1,969)
Index

CMBX NA BBB–	BBB–/P	(562)	56,000	5/11/63	300 bp	(2,006)
Index

CMBX NA BBB–	BBB–/P	(562)	56,000	5/11/63	300 bp	(2,006)
Index

CMBX NA BBB–	BBB–/P	(983)	59,000	5/11/63	300 bp	(2,505)
Index

CMBX NA BBB–	BBB–/P	119	4,000	1/17/47	300 bp	(105)
Index

CMBX NA BBB–	BBB–/P	478	15,000	1/17/47	300 bp	(359)
Index

CMBX NA BBB–	BBB–/P	738	35,000	1/17/47	300 bp	(1,215)
Index

CMBX NA BBB–	BBB–/P	1,545	51,000	1/17/47	300 bp	(1,300)
Index

CMBX NA BBB–	BBB–/P	1,766	59,000	1/17/47	300 bp	(1,526)
Index

JPMorgan Securities LLC
CMBX NA BBB–	—	(1,632)	68,000	5/11/63	(300 bp)	140
Index

CMBX NA BBB–	—	(876)	34,000	5/11/63	(300 bp)	10
Index

CMBX NA BBB–	BBB–/P	1,881	34,000	1/17/47	300 bp	(25)
Index

CMBX NA BBB–	BBB–/P	3,587	68,000	1/17/47	300 bp	(227)
Index

Total		$59,954				$(31,367)

86 Dynamic Asset Allocation Conservative Fund

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2015. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/15
		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY Series 25	B+/P	$18,678	$24,499,000	12/20/20	500 bp	$27,594
Index

NA IG Series 25	BBB+/P	(156,783)	42,300,000	12/20/20	100 bp	(14,886)
Index

Total		$(138,105)				$12,708

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2015. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

Dynamic Asset Allocation Conservative Fund 87

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$6,236,416	$4,074,299	$—

Capital goods	15,829,839	2,260,080	—

Communication services	6,346,930	3,335,173	—

Conglomerates	—	233,543	—

Consumer cyclicals	32,735,008	8,398,514	—

Consumer staples	18,194,419	4,709,361	—

Energy	14,526,058	3,948,359	588

Financials	39,190,857	12,646,033	—

Health care	32,442,688	5,883,169	—

Miscellaneous	—	54,127	—

Technology	42,200,522	1,947,400	—

Transportation	6,615,802	3,068,178	—

Utilities and power	6,850,510	2,276,666	—

Total common stocks	221,169,049	52,834,902	588

Asset-backed securities	—	—	19,179,000

Convertible bonds and notes	—	133,983	—

Convertible preferred stocks	—	126,733	—

Corporate bonds and notes	—	180,961,112	501,604

Foreign government and agency bonds and notes	—	7,830,417	—

Investment companies	117,670	—	—

Mortgage-backed securities	—	36,530,068	1,864,787

Preferred stocks	216,276	181,666	—

Senior loans	—	1,114,570	—

U.S. government and agency mortgage obligations	—	204,919,504	—

Short-term investments	190,740,496	14,202,217	—

Totals by level	$412,243,491	$498,835,172	$21,545,979

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(95,848)	$—

Futures contracts	2,287,871	—	—

TBA sale commitments	—	(69,025,311)	—

Interest rate swap contracts	—	(286,128)	—

Total return swap contracts	—	53,795	—

Credit default contracts	—	59,492	—

Totals by level	$2,287,871	$(69,294,000)	$—

88 Dynamic Asset Allocation Conservative Fund

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change
				in net
				unrealized			Total	Total
	Balance	Accrued		appreciation/			transfers	transfers	Balance
Investments	as of	discounts/	Realized	(deprecia-			into	out of	as of
in securities:	9/30/14	premiums	gain/(loss)	tion)#	Purchases	Sales	Level 3†	Level 3†	9/30/15

Common stocks*:

Consumer
staples	$1,417	$—	$(10,863)	$10,589	$—	$(1,143)	$—	$—	$—

Energy	588	—	—	—	—	—	—	—	588

Total common
stocks	$2,005	$—	$(10,863)	$10,589	—	$(1,143)	$—	$—	$588

Asset-backed
securities	$—	$—	$—	$—	$3,046,000	$—	$16,133,000	—	$19,179,000

Corporate
bonds and
notes	3	(25,661)	—	28,062	499,200	—	—	—	501,604

Mortgage-
backed
securities	—	(348)	—	(9,392)	1,478,205	—	396,322	—	1,864,787

Totals:	$2,008	$(26,009)	$(10,863)	$29,259	$5,023,405	$(1,143)	$16,529,322	$—	$21,545,979

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

† Transfers during the reporting period are accounted for using the end of period market value and include valuations provided by a single broker quote. Such valuations involve certain inputs and estimates that were unobservable at the end of the reporting period.

# Includes $18,670 related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

During the reporting period, transfers between level 1 and level 2 within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

Level 3 securities which are fair valued by Putnam, are not material to the fund.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 89

Statement of assets and liabilities 9/30/15

ASSETS

Investment in securities, at value, including $4,682,107 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $728,383,689)	$737,074,746
Affiliated issuers (identified cost $195,549,896) (Notes 1 and 5)	195,549,896

Cash	11,744

Foreign currency (cost $438,696) (Note 1)	438,788

Dividends, interest and other receivables	3,797,352

Receivable for shares of the fund sold	6,872,259

Receivable for investments sold	2,100,993

Receivable for sales of delayed delivery securities (Note 1)	28,329,886

Receivable for variation margin (Note 1)	1,266,782

Unrealized appreciation on forward currency contracts (Note 1)	1,012,772

Unrealized appreciation on OTC swap contracts (Note 1)	1,009,740

Premium paid on OTC swap contracts (Note 1)	22,513

Prepaid assets	36,454

Total assets	977,523,925

LIABILITIES

Payable for investments purchased	2,230,929

Payable for purchases of delayed delivery securities (Note 1)	165,153,852

Payable for shares of the fund repurchased	668,571

Payable for compensation of Manager (Note 2)	309,334

Payable for custodian fees (Note 2)	45,041

Payable for investor servicing fees (Note 2)	203,419

Payable for Trustee compensation and expenses (Note 2)	185,524

Payable for administrative services (Note 2)	2,359

Payable for distribution fees (Note 2)	394,206

Payable for variation margin (Note 1)	2,319,635

Unrealized depreciation on OTC swap contracts (Note 1)	987,312

Premium received on OTC swap contracts (Note 1)	82,467

Unrealized depreciation on forward currency contracts (Note 1)	1,108,620

TBA sale commitments, at value (proceeds receivable $68,952,617) (Note 1)	69,025,311

Collateral on securities loaned, at value (Note 1)	4,809,400

Other accrued expenses	230,919

Total liabilities	247,756,899

Net assets	$729,767,026

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$675,390,835

Undistributed net investment income (Note 1)	7,830,321

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	35,829,498

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	10,716,372

Total — Representing net assets applicable to capital shares outstanding	$729,767,026

(Continued on next page)

90 Dynamic Asset Allocation Conservative Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($463,857,298 divided by 44,332,848 shares)	$10.46

Offering price per class A share (100/94.25 of $10.46)*	$11.10

Net asset value and offering price per class B share ($20,512,611 divided by 1,974,792 shares)**	$10.39

Net asset value and offering price per class C share ($79,407,282 divided by 7,675,636 shares)**	$10.35

Net asset value and redemption price per class M share ($10,541,246 divided by 1,017,999 shares)	$10.35

Offering price per class M share (100/96.50 of $10.35)*	$10.73

Net asset value, offering price and redemption price per class R share
($5,255,801 divided by 489,864 shares)	$10.73

Net asset value, offering price and redemption price per class R5 share
($236,565 divided by 22,548 shares)	$10.49

Net asset value, offering price and redemption price per class R6 share
($16,011,443 divided by 1,525,283 shares)	$10.50

Net asset value, offering price and redemption price per class Y share
($133,944,780 divided by 12,762,276 shares)	$10.50

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 91

Statement of operations Year ended 9/30/15

INVESTMENT INCOME

Interest (including interest income of $173,010 from investments in affiliated issuers) (Note 5)	$10,941,729

Dividends (net of foreign tax of $141,197)	5,796,816

Securities lending (Note 1)	29,224

Total investment income	16,767,769

EXPENSES

Compensation of Manager (Note 2)	3,571,242

Investor servicing fees (Note 2)	1,135,886

Custodian fees (Note 2)	135,212

Trustee compensation and expenses (Note 2)	27,161

Distribution fees (Note 2)	2,209,746

Administrative services (Note 2)	17,375

Other	436,103

Total expenses	7,532,725
Expense reduction (Note 2)	(7,695)

Net expenses	7,525,030

Net investment income	9,242,739

Net realized gain on investments (Notes 1 and 3)	31,971,860

Net realized loss on swap contracts (Note 1)	(420,331)

Net realized gain on futures contracts (Note 1)	9,405,799

Net realized gain on foreign currency transactions (Note 1)	3,604,403

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(1,241,782)

Net unrealized depreciation of investments, futures contracts, swap contracts and TBA sale
commitments during the year	(45,083,060)

Net loss on investments	(1,763,111)

Net increase in net assets resulting from operations	$7,479,628

The accompanying notes are an integral part of these financial statements.

92 Dynamic Asset Allocation Conservative Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 9/30/15	Year ended 9/30/14

Operations:
Net investment income	$9,242,739	$10,039,727

Net realized gain on investments
and foreign currency transactions	44,561,731	48,534,086

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(46,324,842)	(8,449,050)

Net increase in net assets resulting from operations	7,479,628	50,124,763

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(8,130,584)	(6,866,682)

Class B	(226,438)	(225,468)

Class C	(741,775)	(536,171)

Class M	(134,793)	(116,303)

Class R	(114,026)	(74,734)

Class R5	(4,898)	(4,080)

Class R6	(206,735)	(64,144)

Class Y	(2,093,677)	(1,291,760)

Net realized short-term gain on investments

Class A	(8,591,353)	—

Class B	(429,650)	—

Class C	(1,223,688)	—

Class M	(191,439)	—

Class R	(124,138)	—

Class R5	(4,210)	—

Class R6	(104,424)	—

Class Y	(1,592,297)	—

From net realized long-term gain on investments
Class A	(18,722,665)	—

Class B	(936,313)	—

Class C	(2,666,715)	—

Class M	(417,194)	—

Class R	(270,526)	—

Class R5	(9,174)	—

Class R6	(227,565)	—

Class Y	(3,470,005)	—

Increase from capital share transactions (Note 4)	160,239,992	26,910,598

Total increase in net assets	117,085,338	67,856,019

NET ASSETS

Beginning of year	612,681,688	544,825,669

End of year (including undistributed net investment income
of $7,830,321 and $6,338,516, respectively)	$729,767,026	$612,681,688

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 93

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Non-recurring ,	Net asset value	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
September 30, 2015	$11.14	.15	.03	.18	(.19)	(.67)	(.86)	—	$10.46	1.58	$463,857	1.02	1.41	559 [f]
September 30, 2014	10.35	.20	.77	.97	(.18)	—	(.18)	—	11.14	9.45	431,523	1.03	1.83	583 [f]
September 30, 2013	9.88	.20	.43	.63	(.16)	—	(.16)	—	10.35	6.46	384,651	1.05	1.99	305 [g]
September 30, 2012	8.83	.21	1.00	1.21	(.16)	—	(.16)	—	9.88	13.76	376,279	1.07	2.21	278 [g]
September 30, 2011	9.08	.20	(.12) [h]	.08	(.33)	—	(.33)	—[d,e]	8.83	.84	352,757	1.07	2.12	288 [g]

Class B
September 30, 2015	$11.06	.07	.04	.11	(.11)	(.67)	(.78)	—	$10.39	.94	$20,513	1.77	.65	559 [f]
September 30, 2014	10.28	.12	.76	.88	(.10)	—	(.10)	—	11.06	8.58	23,367	1.78	1.08	583 [f]
September 30, 2013	9.81	.12	.44	.56	(.09)	—	(.09)	—	10.28	5.72	25,472	1.80	1.24	305 [g]
September 30, 2012	8.77	.14	.98	1.12	(.08)	—	(.08)	—	9.81	12.86	25,916	1.82	1.46	278 [g]
September 30, 2011	9.02	.13	(.11) [h]	.02	(.27)	—	(.27)	—[d,e]	8.77	.09	26,068	1.82	1.36	288 [g]

Class C
September 30, 2015	$11.02	.07	.04	.11	(.11)	(.67)	(.78)	—	$10.35	.97	$79,407	1.77	.66	559 [f]
September 30, 2014	10.25	.12	.75	.87	(.10)	—	(.10)	—	11.02	8.55	60,957	1.78	1.08	583 [f]
September 30, 2013	9.78	.12	.44	.56	(.09)	—	(.09)	—	10.25	5.74	51,129	1.80	1.24	305 [g]
September 30, 2012	8.75	.14	.98	1.12	(.09)	—	(.09)	—	9.78	12.80	48,885	1.82	1.46	278 [g]
September 30, 2011	8.99	.13	(.10) [h]	.03	(.27)	—	(.27)	—[d,e]	8.75	.22	43,703	1.82	1.38	288 [g]

Class M
September 30, 2015	$11.03	.10	.03	.13	(.14)	(.67)	(.81)	—	$10.35	1.10	$10,541	1.52	.91	559 [f]
September 30, 2014	10.26	.14	.76	.90	(.13)	—	(.13)	—	11.03	8.82	10,057	1.53	1.33	583 [f]
September 30, 2013	9.79	.15	.43	.58	(.11)	—	(.11)	—	10.26	5.98	9,333	1.55	1.49	305 [g]
September 30, 2012	8.76	.16	.98	1.14	(.11)	—	(.11)	—	9.79	13.07	8,011	1.57	1.71	278 [g]
September 30, 2011	9.00	.15	(.10) h	.05	(.29)	—	(.29)	—[d,e]	8.76	.43	7,505	1.57	1.62	288 [g]

Class R
September 30, 2015	$11.40	.13	.03	.16	(.16)	(.67)	(.83)	—	$10.73	1.38	$5,256	1.27	1.16	559 f
September 30, 2014	10.60	.18	.78	.96	(.16)	—	(.16)	—	11.40	9.07	5,786	1.28	1.58	583 f
September 30, 2013	10.11	.18	.45	.63	(.14)	—	(.14)	—	10.60	6.26	4,461	1.30	1.74	305 g
September 30, 2012	9.03	.19	1.02	1.21	(.13)	—	(.13)	—	10.11	13.51	3,933	1.32	1.95	278g
September 30, 2011	9.27	.18	(.11) [h]	.07	(.31)	—	(.31)	—[d,e]	9.03	.68	3,582	1.32	1.88	288g

Class R5
September 30, 2015	$11.16	.19	.04	.23	(.23)	(.67)	(.90)	—	$10.49	1.98	$237.73		1.71	559 [f]
September 30, 2014	10.38	.24 [i]	.76	1.00	(.22)	—	(.22)	—	11.16	9.68	316.74		2.20 [i]	583 [f]
September 30, 2013	9.90	.24	.44	.68	(.20)	—	(.20)	—	10.38	6.87	11.74		2.30	305 [g]
September 30, 2012†	9.57	.05	.33	.38	(.05)	—	(.05)	—	9.90	3.93*	10	.19*	.55*	278 [g]

Class R6
September 30, 2015	$11.17	.20	.03	.23	(.23)	(.67)	(.90)	—	$10.50	2.04	$16,011.66		1.80	559 [f]
September 30, 2014	10.38	.24	.77	1.01	(.22)	—	(.22)	—	11.17	9.80	3,256.67		2.21	583 [f]
September 30, 2013	9.90	.23	.45	.68	(.20)	—	(.20)	—	10.38	6.94	2,981.67		2.20	305 [g]
September 30, 2012†	9.57	.06	.32	.38	(.05)	—	(.05)	—	9.90	3.94*	10	.17*	.57*	278 [g]

Class Y
September 30, 2015	$11.17	.18	.04	.22	(.22)	(.67)	(.89)	—	$10.50	1.92	$133,945.77		1.66	559 [f]
September 30, 2014	10.38	.23	.77	1.00	(.21)	—	(.21)	—	11.17	9.69	77,419.78		2.07	583 [f]
September 30, 2013	9.90	.23	.44	.67	(.19)	—	(.19)	—	10.38	6.80	66,787.80		2.27	305 [g]
September 30, 2012	8.86	.23	.99	1.22	(.18)	—	(.18)	—	9.90	13.89	93,814.82		2.46	278 [g]
September 30, 2011	9.10	.21	(.09) [h]	.12	(.36)	—	(.36)	—[d,e]	8.86	1.21	80,371.82		2.26	288 [g]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

94 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 95

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (SEC), which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

f Portfolio turnover includes TBA purchase and sale commitments.

g Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
September 30, 2013	640%

September 30, 2012	720

September 30, 2011	739

h The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

i The net investment income ratio and per share amount shown for the period ending September 30, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

96 Dynamic Asset Allocation Conservative Fund

Notes to financial statements 9/30/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2014 through September 30, 2015.

Putnam Dynamic Asset Allocation Conservative Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return consistent with preservation of capital. Total return is composed of capital appreciation and income. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also select other investments that do not fall within these asset classes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Effective November 1, 2015, class M shares will no longer pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these

Dynamic Asset Allocation Conservative Fund 97

procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any,

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are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund

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could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation

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acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

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Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $332,695 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $121,000 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $4,809,400 and the value of securities loaned amounted to $4,682,107.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Prior to September 24, 2015, the fund participated in a $392.5 million unsecured committed line of credit provided by State Street and a substantially similar unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR (the Federal Funds rate prior to September 24, 2015) plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% (0.11% prior to September 24, 2015) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable

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to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, realized and unrealized gains and losses on certain futures contracts, income on swap contracts and interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $3,901,992 to increase undistributed net investment income, $27,084 to increase paid-in-capital and $3,929,076 to decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$37,945,724
Unrealized depreciation	(32,805,171)

Net unrealized appreciation	5,140,553
Undistributed ordinary income	8,028,403
Undistributed short-term gain	9,977,585
Undistributed long-term gain	31,722,936
Cost for federal income tax purposes	$927,395,175

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,

0.630%	of the next $5 billion,	0.460%	of the next $50 billion,

0.580%	of the next $10 billion,	0.450%	of the next $100 billion and

0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

Putnam Management has contractually agreed, through January 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal

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year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$770,715	Class R5	284

Class B	36,957	Class R6	4,913

Class C	118,618	Class Y	174,071

Class M	17,479	Total	$1,135,886

Class R	12,849

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,923 under the expense offset arrangements and by $5,772 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $412, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension

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liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class  A, class  B, class  C, class  M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,158,007	Class M	78,786

Class B	222,402	Class R	38,572

Class C	711,979	Total	$2,209,746

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $124,323 and $3,096 from the sale of class A and class M shares, respectively, and received $11,386 and $2,970 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $31 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$3,638,534,080	$3,541,251,792

U.S. government securities (Long-term)	—	—

Total	$3,638,534,080	$3,541,251,792

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/15		Year ended 9/30/14

Class A	Shares	Amount	Shares	Amount

Shares sold	10,433,744	$114,180,436	6,947,625	$75,785,326

Shares issued in connection with
reinvestment of distributions	3,094,617	33,226,654	602,139	6,568,193

	13,528,361	147,407,090	7,549,764	82,353,519

Shares repurchased	(7,948,367)	(86,460,499)	(5,949,515)	(64,584,075)

Net increase	5,579,994	$60,946,591	1,600,249	$17,769,444

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	Year ended 9/30/15		Year ended 9/30/14

Class B	Shares	Amount	Shares	Amount

Shares sold	361,289	$3,897,094	291,080	$3,142,886

Shares issued in connection with
reinvestment of distributions	143,683	1,528,584	19,941	215,717

	504,972	5,425,678	311,021	3,358,603

Shares repurchased	(642,644)	(6,974,617)	(675,587)	(7,295,727)

Net decrease	(137,672)	$(1,548,939)	(364,566)	$(3,937,124)

	Year ended 9/30/15		Year ended 9/30/14

Class C	Shares	Amount	Shares	Amount

Shares sold	2,815,331	$30,315,444	1,306,550	$14,143,516

Shares issued in connection with
reinvestment of distributions	403,092	4,273,555	46,008	496,894

	3,218,423	34,588,999	1,352,558	14,640,410

Shares repurchased	(1,073,489)	(11,543,665)	(809,376)	(8,695,716)

Net increase	2,144,934	$23,045,334	543,182	$5,944,694

	Year ended 9/30/15		Year ended 9/30/14

Class M	Shares	Amount	Shares	Amount

Shares sold	219,123	$2,363,540	144,952	$1,570,085

Shares issued in connection with
reinvestment of distributions	66,838	709,626	10,176	109,985

	285,961	3,073,166	155,128	1,680,070

Shares repurchased	(179,786)	(1,943,843)	(152,960)	(1,636,072)

Net increase	106,175	$1,129,323	2,168	$43,998

	Year ended 9/30/15		Year ended 9/30/14

Class R	Shares	Amount	Shares	Amount

Shares sold	609,426	$6,797,197	198,824	$2,202,392

Shares issued in connection with
reinvestment of distributions	44,722	492,268	6,575	73,456

	654,148	7,289,465	205,399	2,275,848

Shares repurchased	(671,888)	(7,378,744)	(118,849)	(1,320,096)

Net increase (decrease)	(17,740)	$(89,279)	86,550	$955,752

	Year ended 9/30/15		Year ended 9/30/14

Class R5	Shares	Amount	Shares	Amount

Shares sold	4,793	$51,870	29,860	$324,620

Shares issued in connection with
reinvestment of distributions	1,698	18,282	369	4,080

	6,491	70,152	30,229	328,700

Shares repurchased	(12,221)	(134,619)	(3,021)	(33,070)

Net increase (decrease)	(5,730)	$(64,467)	27,208	$295,630

106 Dynamic Asset Allocation Conservative Fund

	Year ended 9/30/15		Year ended 9/30/14

Class R6	Shares	Amount	Shares	Amount

Shares sold	1,599,415	$17,410,389	116,831	$1,274,883

Shares issued in connection with
reinvestment of distributions	49,938	538,724	5,864	64,144

	1,649,353	17,949,113	122,695	1,339,027

Shares repurchased	(415,623)	(4,482,101)	(118,254)	(1,291,162)

Net increase	1,233,730	$13,467,012	4,441	$47,865

	Year ended 9/30/15		Year ended 9/30/14

Class Y	Shares	Amount	Shares	Amount

Shares sold	10,873,189	$118,429,397	3,744,822	$41,159,790

Shares issued in connection with
reinvestment of distributions	591,920	6,378,605	111,985	1,223,703

	11,465,109	124,808,002	3,856,807	42,383,493

Shares repurchased	(5,635,927)	(61,453,585)	(3,357,293)	(36,593,154)

Net increase	5,829,182	$63,354,417	499,514	$5,790,339

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	1,184	5.3%	$12,420

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$24,848,850	$73,275,459	$50,195,791	$35,030	$47,928,518

Putnam Short Term
Investment Fund*	118,950,376	162,896,954	139,035,352	137,980	142,811,978

Totals	$143,799,226	$236,172,413	$189,231,143	$173,010	$190,740,496

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Dynamic Asset Allocation Conservative Fund 107

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	2,000

Forward currency contracts (contract amount)	$122,000,000

Centrally cleared interest rate swap contracts (notional)	$176,400,000

OTC total return swap contracts (notional)	$58,800,000

OTC credit default contracts (notional)	$4,100,000

Centrally cleared credit default contracts (notional)	$57,800,000

Warrants (number of warrants)	19,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Receivables, Net
assets — Unrealized
Credit contracts	appreciation	$193,956*	Payables	$134,464

Foreign exchange
contracts	Receivables	1,012,772	Payables	1,108,620

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Equity contracts	appreciation	2,737,301*	depreciation	1,066,406*

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	2,081,920*	depreciation	1,697,277*

Total		$6,025,949		$4,006,767

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

108 Dynamic Asset Allocation Conservative Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Warrants	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(892,046)	$(892,046)

Foreign
exchange contracts	—	—	3,560,056	—	3,560,056

Equity contracts	(6,980)	5,636,645	—	1,167,102	6,796,767

Interest rate contracts	—	3,769,154	—	(695,387)	3,073,767

Total	$(6,980)	$9,405,799	$3,560,056	$(420,331)	$12,538,544

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Warrants	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(152,868)	$(152,868)

Foreign exchange
contracts	—	—	(1,242,747)	—	(1,242,747)

Equity contracts	6,980	784,277	—	(386,790)	404,467

Interest rate contracts	—	1,112,359	—	(153,767)	958,592

Total	$6,980	$1,896,636	$(1,242,747)	$(693,425)	$(32,556)

Dynamic Asset Allocation Conservative Fund 109

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N. A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N. A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Centrally cleared interest rate
swap contracts§	$—	$—	$13,729	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$13,729

OTC Total return swap contracts*#	—	4,537	—	969,367	—	—	—	—	—	—	—	—	—	—	—	973,904

OTC Credit default contracts*#	—	—	—	—	27,412	—	13,073	—	—	2,658	—	—	—	—	—	43,143

Centrally cleared credit default contracts§	—	—	926,139	—	—	—	—	—	—	—	—	—	—	—	—	926,139

Futures contracts§	—	—	—	—	—	—	—	—	—	—	326,914	—	—	—	—	326,914

Forward currency contracts#	79,716	95,325	—	33,888	79,405	61,571	81,042	75,278	165,037	—	—	77,287	161,697	46,901	55,625	1,012,772

Total Assets	$79,716	$99,862	$939,868	$1,003,255	$106,817	$61,571	$94,115	$75,278	$165,037	$2,658	$326,914	$77,287	$161,697	$46,901	$55,625	$3,296,601

Liabilities:

Centrally cleared interest rate
swap contracts§	—	—	11,993	—	—	—	—	—	—	—	—	—	—	—	—	11,993

OTC Total return swap contracts*#	—	10,241	—	881,187	4,479	—	24,202	—	—	—	—	—	—	—	—	920,109

OTC Credit default contracts*#	4,412	1,212	—	—	96,532	—	26,588	—	—	5,720	—	—	—	—	—	134,464

Centrally cleared credit default contracts§	—	—	847,087	—	—	—	—	—	—	—	—	—	—	—	—	847,087

Futures contracts§	—	—	—	—	—	—	—	—	—	—	1,460,555	—	—	—	—	1,460,555

Forward currency contracts#	81,335	111,913	—	116,509	58,233	8,673	133,328	2,061	139,770	—	—	60,077	243,840	122,426	30,455	1,108,620

Total Liabilities	$85,747	$123,366	$859,080	$997,696	$159,244	$8,673	$184,118	$2,061	$139,770	$5,720	$1,460,555	$60,077	$243,840	$122,426	$30,455	$4,482,828

Total Financial and Derivative Net Assets	$(6,031)	$(23,504)	$80,788	$5,559	$(52,427)	$52,898	$(90,003)	$73,217	$25,267	$(3,062)	$(1,133,641)	$17,210	$(82,143)	$(75,525)	$25,170	$(1,186,227)

Total collateral received (pledged)†##	$(6,031)	$—	$—	$—	$—	$—	$(90,003)	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$—	$(23,504)	$80,788	$5,559	$(52,427)	$52,898	$—	$73,217	$25,267	$(3,062)	$(1,133,641)	$17,210	$(82,143)	$(75,525)	$25,170

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

110 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 111

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $35,493,037 as a capital gain dividend with respect to the taxable year ended September 30, 2015, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 16.41% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 24.23%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $6,714,890 of distributions paid as qualifying to be taxed as interest-related dividends, and $12,261,198 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

112 Dynamic Asset Allocation Conservative Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Dynamic Asset Allocation Conservative Fund 113

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

114 Dynamic Asset Allocation Conservative Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting
2010); Senior Financial Analyst, Old Mutual Asset	and Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Dynamic Asset Allocation Conservative Fund 115

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

116 Dynamic Asset Allocation Conservative Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury	Michael J. Higgins
Boston, MA 02109	Barbara M. Baumann	Vice President, Treasurer,
	Robert J. Darretta	and Clerk
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Janet C. Smith
57–59 St James’s Street	Paul L. Joskow	Vice President,
London, England SW1A 1LD	Kenneth R. Leibler	Principal Accounting Officer,
	Robert E. Patterson	and Assistant Treasurer
Investment Sub-Advisor	George Putnam, III
The Putnam Advisory	Robert L. Reynolds	Susan G. Malloy
Company, LLC	W. Thomas Stephens	Vice President and
One Post Office Square		Assistant Treasurer
Boston, MA 02109	Officers
	Robert L. Reynolds	James P. Pappas
Marketing Services	President	Vice President
Putnam Retail Management
One Post Office Square	Jonathan S. Horwitz	Mark C. Trenchard
Boston, MA 02109	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Custodian	Compliance Liaison
State Street Bank		Nancy E. Florek
and Trust Company	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
Legal Counsel	Principal Financial Officer	Governance, Assistant Clerk,
Ropes & Gray LLP		and Associate Treasurer
Robert T. Burns
Independent Registered	Vice President and
Public Accounting Firm	Chief Legal Officer
PricewaterhouseCoopers LLP

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Conservative Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam. com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
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Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta,, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2015	$129,575	$ —	$30,926	$ —
September 30, 2014	$126,065	$ —	$31,591	$ —

For the fiscal years ended September 30, 2015 and September 30, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $710,602 and $607,765 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2015	$ —	$679,676	$ —	$ —

September 30, 2014	$ —	$576,174	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 25, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 25, 2015